                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Filed by the Registrant     [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                              RENTERS CHOICE, INC.
                (Name of Registrant as Specified in Its Charter)


                                       N/A
                           -------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1) Title of each class of securities to which transaction applies:

        ........................................................................

     2) Aggregate number of securities to which transaction applies:

        ........................................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ........................................................................

     4) Proposed maximum aggregate value of transaction:

        ........................................................................

     5) Total fee paid:

        ........................................................................

[ ]  Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)  Amount Previously Paid:
                                          --------------------------------------
               2)  Form Schedule or Registration Statement No.:
                                                               -----------------
               3)  Filing Party:
                                ------------------------------------------------
               4)  Date Filed:
                              --------------------------------------------------

                              RENTERS CHOICE LOGO



                                                              September 18, 1998


Dear Stockholder:


     You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of Renters Choice, Inc. (the "Company") to be held at the offices of the Company, 13800 Montfort Drive, Suite 300, Dallas, Texas 75240 on Tuesday October 20, 1998, at 10:00 o'clock a.m. local time.


     The Special Meeting has been called to consider and approve (1) (i) the conversion of 120,209 shares of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock") that have been issued to certain affiliates of Apollo Management IV, L.P. ("Apollo") and to RC Acquisition Corp., an affiliate of Bear, Stearns & Co. Inc. (collectively the "Preferred Stockholders") into 120,209 shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock") that, upon conversion (along with the other shares of Series A Preferred Stock previously issued to the Preferred Stockholders), will represent more than 20% of the voting power outstanding prior to the issuance of the Series A Preferred Stock and (ii) the terms of the Series A Preferred Stock; and (2) an amendment to the Amended and Restated 1994 Renters Choice, Inc. Long-Term Incentive Plan (the "Plan") to increase the number of shares of common stock reserved under the Plan from 3,000,000 shares to 4,500,000 shares.

     The proposals to be considered and voted upon at the Special Meeting are of great importance to your investment and the future of the Company. Your Board of Directors believes that the acquisition of Rent-A-Center, Inc. (f/k/a Thorn Americas, Inc.) ("Rent-A-Center") and the Company's alliance with Apollo will substantially increase the Company's ability to grow and improve profitability.

     A critical element to the success of the acquisition of Rent-A-Center is the retention of certain managers and employees of Rent-A-Center. In order to induce such employees to remain with the Company and to establish an incentive whereby such employees will align their interests with that of the Company's stockholders, the Company intends to offer such employees options to acquire the Company's common stock consistent with those currently offered to the Company's employees. The approval by the stockholders of the proposal to increase the number of shares reserved under the Plan will enable the Company to properly incentivize such employees.

     AFTER CAREFUL CONSIDERATION, YOUR BOARD OF DIRECTORS HAS APPROVED BOTH PROPOSALS. YOUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH PROPOSAL.

     Details of each proposal is set forth in the accompanying Proxy Statement. We urge you to read it carefully. Your vote is important. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING EITHER IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. If you attend the Special Meeting, you may vote in person if you wish, even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

                                            Sincerely yours,

                                            J. ERNEST TALLEY
                                            J. ERNEST TALLEY
                                            Chairman of the Board of Directors
                                            and Chief Executive Officer

                              ADDRESS, PHONE, FAX

                              RENTERS CHOICE, INC.
                        13800 MONTFORT DRIVE, SUITE 300
                              DALLAS, TEXAS 75240

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD OCTOBER 20, 1998


To the Holders of Common Stock and Series A Preferred Stock of RENTERS CHOICE, INC.


     The Special Meeting of Stockholders of Renters Choice, Inc. (the "Company") will be held at the offices of the Company, 13800 Montfort Drive, Suite 300, Dallas, Texas 75240, on Tuesday, October 20, 1998, at 10:00 o'clock a.m., local time, for the following purposes:


          1. To approve (i) the conversion of 120,209 shares of the Company's Series B Preferred Stock (the "Series B Preferred Stock") that have been issued to certain affiliates of Apollo Management IV, L.P., and to RC Acquisition Corp., an affiliate of Bear, Stearns & Co., Inc. (collectively, the "Preferred Stock Holders"), into 120,209 shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock") that, upon conversion (along with the other shares of Series A Preferred Stock previously issued to the Preferred Stockholders), will represent more than 20% of the voting power outstanding prior to the issuance of the Series A Preferred Stock, and (ii) the terms of the Series A Preferred Stock;

          2. To amend the Amended and Restated 1994 Renters Choice, Inc. Long-Term Incentive Plan (the "Plan") to increase the number of shares of the common stock reserved under the Plan from 3,000,000 shares to 4,500,000 shares; and

          3. In the discretion of the persons named in the proxy, to transact any other business that may properly come before the Special Meeting, and any postponements or adjournments thereof (the "Special Meeting").

     A copy of the Proxy Statement in which the foregoing matters are described in more detail accompanies this Notice of Special Meeting of Stockholders.


     Stockholders are urged to read carefully the attached Proxy Statement for additional information concerning the matters to be considered at the Special Meeting. The Board of Directors has fixed the close of business on September 18, 1998 as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting. A complete list of the stockholders will be available for examination at the Company's offices located at 13800 Montfort Drive, Suite 300, Dallas, Texas 75240, during normal business hours for ten days before the meeting.


     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                            By Order of the Board of Directors,

                                            DAVID M. GLASGOW
                                            DAVID M. GLASGOW
                                            Secretary


September 18, 1998

Dallas, Texas

                              RENTERS CHOICE, INC.
                        13800 MONTFORT DRIVE, SUITE 300
                              DALLAS, TEXAS 75240
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                        SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD OCTOBER 20, 1998

                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Renters Choice, Inc. (the "Company") for use at the Special Meeting of Stockholders of the Company to be held at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting, and any postponements or adjournments thereof (the "Special Meeting").


     This Proxy Statement and the accompanying proxy are first being mailed to stockholders on or about September 21, 1998. All duly executed proxies received by the Company prior to the Special Meeting will be voted in accordance with the instructions specified therein. As to a matter for which no instruction has been specified in a properly executed proxy, the shares represented thereby will be voted by the person named therein (1) FOR a proposal ("Proposal I") to approve
(i) the conversion of 120,209 shares of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock") that have been issued to certain affiliates of Apollo Management IV, L.P. (collectively, "Apollo") and to RC Acquisition Corp., an affiliate of Bear, Stearns & Co. Inc. ("RCAC" and together with Apollo, the "Preferred Stock Holders") into 120,209 shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock" and along with the Series B Preferred Stock the "Preferred Stock") that, upon conversion (along with the other shares of Series A Preferred Stock previously issued to the Preferred Stock Holders), will represent more than 20% of the voting power outstanding prior to the issuance of the Series A Preferred Stock, and (ii) the terms of the Series A Preferred Stock; (2) FOR a proposal ("Proposal II") to amend the Amended and Restated 1994 Renters Choice, Inc. Long-Term Incentive Plan (the "Plan") to increase the number of shares of the Company's voting common stock, par value $.01 per share (the "Common Stock"), reserved under the Plan from 3,000,000 shares to 4,500,000 shares, and (3) in the discretion of the persons named in the proxy, to transact any other business that may properly come before the Special Meeting. A stockholder who attends the Special Meeting may, if he or she wishes, vote by ballot at the Special Meeting, thereby canceling any proxy previously given. In addition, a stockholder giving a proxy may revoke it at any time before it is voted at the Special Meeting by delivering a written notice of revocation to the Secretary of the Company or by delivering a properly executed proxy bearing a later date.


     The Board of Directors does not intend to bring any matters before the Special Meeting other than those set forth in the accompanying Notice of Special Meeting and does not know of any additional matters to be brought before the Special Meeting by others.


     The Board of Directors has fixed the close of business on September 18, 1998 (the "Record Date") as the record date for the determination of the stockholders of the Company entitled to notice of and to vote at the Special Meeting. At that date, there were outstanding 24,055,209 shares of Common Stock and 139,791 shares of Series A Preferred Stock. The holders of Common Stock will be entitled to one vote per share on each matter submitted at the Special Meeting. The holders of the Series A Preferred Stock are entitled to the number of votes equal to the number of whole shares of Common Stock into which the number of shares of Series A Preferred Stock are convertible immediately after the close of business on the Record Date. On the Record Date, the 139,791 shares of Series A Preferred Stock had the right to convert into 5,004,152 shares of Common Stock, and thus such holders are entitled to an equal number of votes. Other than the Series B Preferred Stock, which is not entitled to vote, the Company has no other class of stock outstanding.


     The By-laws of the National Association of Securities Dealers, Inc. ("NASD"), require each issuer listed on The Nasdaq Stock Market, Inc. ("Nasdaq") to obtain stockholder approval prior to an issuance of common stock, or securities convertible into or exercisable for common stock if, in connection with an acquisition of the assets of another company (i) the issuance of common stock or securities convertible or exercisable for common stock, has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding prior to such issuance; or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding prior to such issuance. As a result of the issuance of the Series A Preferred Stock, the Preferred Stock Holders will initially have voting power, in the aggregate, equal to 19.99% of the voting power outstanding prior to the issuance of the Preferred Stock. The Series B Preferred Stock will not be convertible into voting Common Stock. The number of shares of Series A Preferred Stock into which the Series B Preferred Stock are convertible is based on a predetermined formula derived from the date on which the Company's stockholders approve the conversion (ranging from 1:1 to 1:1.2). See "Proposal I: CONVERSION OF PREFERRED STOCK -- Terms of the Preferred Stock -- Series B Preferred Stock". If stockholder approval is not received by December 3, 1998, commencing on December 4, 1998 or the date of the Special Meeting (the "Conversion Release Date"), the Series B Preferred Stock will be convertible into non-voting common stock at any time following the Conversion Release Date, provided, however, if it is determined that the Company cannot issue non-voting common stock, each share of Series B Preferred Stock will be convertible into Common Stock.


     In connection with the acquisition of Thorn Americas, Inc. (which following the acquisition was renamed Rent-A-Center, Inc. ("Rent-A-Center")) the number of employees of the Company increased from approximately 3,260 employees to approximately 11,950 employees. Management of the Company believes in order to maintain the Company's policies of granting stock options to employees at all management levels in order to closer align the interests of the Company's employees with those of the Company's stockholders, the number of shares of Common Stock reserved for issuance under the Plan needs to increase. Without an increase, there will not be a sufficient number of shares of Common Stock available to grant these new employees the number of stock options the Company has historically granted store managers and regional executives. Under the Plan, stockholder approval is necessary to increase the number of shares of Common Stock under the Plan.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE SPECIAL MEETING.........................................    1
  Date, Time and Place......................................    1
  Purpose...................................................    1
  Record Date...............................................    1
  Quorum....................................................    1
  Required Vote.............................................    1
  Proxies...................................................    2
  Proxy Solicitor...........................................    2
  Availability of Principal Auditors........................    2
PROPOSAL I: CONVERSION OF PREFERRED STOCK...................    3
  Terms of the Preferred Stock..............................    3
  Certain Voting Rights of the Series A Preferred Stock.....    5
  Certain Consent Rights of the Series B Preferred Stock....    6
  Use of Proceeds...........................................    6
  Preferred Stock Holders...................................    7
  Certain Risks Associated with Failure to Approve the
     Conversion.............................................    7
  Validity Issuance of the Series A Preferred Stock.........    7
  Nasdaq Listing Requirements...............................    7
  Voting Agreements.........................................    8
  Recommendation of the Board of Directors..................    8
PROPOSAL II: AMENDMENT TO INCREASE THE NUMBER OF SHARES OF
  COMMON STOCK RESERVED UNDER THE AMENDED AND RESTATED 1994
  RENTERS CHOICE, INC. LONG-TERM INCENTIVE PLAN.............    9
  Description of the Plan...................................    9
  Participants Subject to Section 16(b) of the Securities
     Exchange Act of 1934...................................   10
  Nonqualified Stock Options................................   11
  Incentive Stock Options...................................   12
  Exercise of Stock Options with Common Stock...............   14
  Restricted Stock..........................................   15
  Stock Appreciation Rights.................................   15
  Other Considerations......................................   16
  Recommendation of the Board of Directors..................   18
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................   18
RENTERS CHOICE, INC. SELECTED HISTORICAL FINANCIAL DATA.....   20
NOTES TO SELECTED FINANCIAL DATA OF THE COMPANY.............   21
STOCKHOLDER PROPOSALS.......................................   22
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS...........   22
AVAILABLE INFORMATION.......................................   22
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............   23
APPENDICES:
APPENDIX-A -- SERIES A CERTIFICATE OF DESIGNATION
APPENDIX-B -- SERIES B CERTIFICATE OF DESIGNATION

                              THE SPECIAL MEETING

DATE, TIME AND PLACE


     The Special Meeting is scheduled to be held on Tuesday, October 20, 1998 at 10:00 o'clock a.m., local time, at the offices of the Company, 13800 Montfort Drive, Suite 300, Dallas, Texas 75240.


PURPOSE

     At the Special Meeting the holders of the Common Stock and Series A Preferred Stock will be asked to consider and vote upon (1) a proposal to (i) approve the conversion of 120,209 shares of the Series B Preferred Stock into 120,209 shares of the Series A Preferred Stock which, upon conversion (along with the other shares of Series A Preferred Stock previously issued to the Preferred Stock Holders), will represent more than 20% of the voting power outstanding prior to the issuance of the Series A Preferred Stock, and (ii) the terms of the Series A Preferred Stock and (2) a proposal to amend the Plan to increase the number of shares of Common Stock, reserved under the Plan from 3,000,000 shares to 4,500,000 shares.

RECORD DATE


     The Board of Directors of the Company has fixed the close of business on September 18, 1998 as the Record Date for the determination of the holders of Common Stock and Series A Preferred Stock entitled to notice of and to vote at the Special Meeting. On the Record Date, there were 24,055,209 shares of Common Stock outstanding each entitled to one vote and held by approximately 75 holders of record and 139,791 shares of Series A Preferred Stock outstanding entitled to 5,004,152 votes and held by 3 holders of record.


QUORUM

     The holders of a majority of the votes entitled to vote at the Special Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. If a quorum is not present or represented at the Special Meeting, the stockholders entitled to vote who are present in person or represented by proxy have the power to adjourn the Special Meeting from time to time, without notice, other than by announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. If and when a quorum is present or represented at the Special Meeting or any adjournment thereof, the stockholders present or represented at the meeting may continue to transact business until adjournment notwithstanding the withdrawal from the meeting of stockholders counted in determining the existence of a quorum.

REQUIRED VOTE

     Proposal I requires the affirmative vote of the majority of the votes cast at the Special Meeting, in person or by proxy, with respect to Proposal I, and Proposal II requires the affirmative vote of a majority of the votes entitled to vote at the Special Meeting, in person or by proxy, and entitled to vote thereon.


     Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors at the Special Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions will not be deemed to be cast and thus have no effect on the outcome of Proposal I. However, because Proposal II requires the majority of the votes entitled to vote at the Special Meeting, abstentions will have the same legal effect as a vote against Proposal II.


     Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. The missing votes are deemed to be "broker non-votes." The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).


     As of the Record Date, directors and executive officers of the Company and their affiliates had the right to vote approximately 26.94% of all votes entitled to vote at the Special Meeting. J. Ernest Talley and Mark E. Speese have each entered into voting agreements with Apollo, and L. Dowell Arnette, Mitchell E. Fadel, Michael C. Talley, and Mark Talley have signed letters addressed to Apollo. Pursuant to these agreements or letters, each such stockholder has agreed, subject to the terms and conditions of the agreements or letters, to vote the 8,933,227 shares of Common Stock beneficially owned by them (representing approximately 30.74% of the votes entitled to vote at the Special Meeting) in favor of Proposal I.


PROXIES

     All shares of Common Stock and Series A Preferred Stock represented by properly executed proxies received prior to or at the Special Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. Properly executed proxies that do not contain voting instructions will be voted FOR approval of Proposal I and FOR Proposal II. Stockholders are urged to mark the box on the proxy to indicate how their Common Stock and Series A Preferred Stock is to be voted.

     It is not expected that any matter other than those referred to herein will be brought before the Special Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their own judgment with respect to such matters, unless authority to do so is withheld in the proxy.

     A duly executed proxy is irrevocable if it states that it is irrevocable and only as long as it is coupled with an interest sufficient in law to support an irrevocable power.

     Any stockholder who executes and returns a proxy may revoke such proxy at any time before it is voted by: (i) notifying the Secretary of the Company in writing at 13800 Montfort Drive, Suite 300, Dallas, Texas 75240; (ii) granting a subsequent proxy; or (iii) appearing in person and voting at the Special Meeting. Attendance at the Special Meeting will not in and of itself constitute revocation of a proxy.

PROXY SOLICITOR


     The Company has retained ChaseMellon Shareholder Services, L.L.C. ("ChaseMellon") to aid in the solicitation of proxies. It is estimated that the cost of these services will be approximately $7,500 plus expenses. The Company will bear the entire cost of soliciting proxies in the accompanying form. In addition to the solicitation of proxies by mail, proxies may also be solicited by telephone, telegram or personal interview by officers and regular employees of ChaseMellon and the Company. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses incurred in forwarding proxy materials to beneficial owners of stock.


AVAILABILITY OF PRINCIPAL AUDITORS

     Representatives of Grant Thornton LLP, principal auditors of the Company, will be present at the Special Meeting, will have the opportunity to make a statement should they desire, and are expected to be available to respond to appropriate questions.

                                  PROPOSAL I:

                         CONVERSION OF PREFERRED STOCK

     At the Special Meeting, you are asked to vote in favor of Proposal I to approve (i) the conversion of 120,209 shares of the Series B Preferred Stock that have been issued to Apollo and RCAC into 120,209 shares of the Series A Preferred Stock that, upon conversion (along with the other shares of Series A Preferred Stock previously issued to the Preferred Stock Holders), will represent more than 20% of the voting power outstanding prior to the issuance of the Series A Preferred Stock, and (ii) the terms of the Series A Preferred Stock.

TERMS OF THE PREFERRED STOCK

  Series A Preferred Stock.

     A copy of the Certificate of Designation establishing the Series A Preferred Stock (the "Series A Certificate of Designation"), as filed with the Secretary of State of Delaware, is included in this Proxy Statement as Appendix
A. The following summary of the provisions of the Series A Preferred Stock is qualified in its entirety by, and should be read in conjunction with, the Series A Certificate of Designation.

     The Series A Certificate of Designation authorizes 400,000 shares of the Series A Preferred Stock. Each share of the Series A Preferred Stock is convertible into Common Stock of the Company at a price equal to $27.935. Assuming the Series B Preferred Stock is converted into Series A Preferred Stock prior to the Conversion Release Date and any dividends paid on the Preferred Stock have not been paid in Preferred Stock, there would be 260,000 shares of Series A Preferred Stock outstanding which would be convertible into 9,307,321 shares of Common Stock. The number of shares of Common Stock of the Company into which the Series A Preferred Stock is convertible is also subject to adjustment pursuant to the anti-dilution provisions contained in the Series A Certificate of Designation.

     The Company will pay a preferred dividend in the amount of 3 3/4% per annum on the Series A Preferred Stock. For the first five years, dividends may be payable at the option of the Company in cash or in additional Series A Preferred Stock. The dividends will be paid quarterly on March 31, June 30, September 30 and December 31 of each year commencing September 30, 1998. For the four calendar quarters beginning July 1, 2000 and ending June 30, 2001, no dividend shall be paid or accrued for any quarter in which the average of the last reported sales prices per share of the Common Stock for the fifteen consecutive trading days (provided the Common Stock is listed on an exchange or generally there is another public market for the shares of Common Stock) immediately preceding the payment date is equal to or greater than two times the conversion price (i.e., $55.87 per share subject to adjustment). For each quarter beginning July 1, 2001 no dividend shall be paid or accrued in any quarter in which the average of the last reported sales prices per share of the Common Stock for the fifteen consecutive trading days immediately preceding the payment date is equal to or greater than $27.935, subject to adjustment, accumulated forward to the payment date at a compound annual growth rate of 25% per annum compounded quarterly.

     Each share of Series A Preferred Stock shall carry a liquidation preference in the amount of $1,000 per share plus all accrued and unpaid dividends. No distribution may be made to the holders of Common Stock until the holders of the Preferred Stock have received the liquidation preference.

     The Series A Preferred Stock is not redeemable for four years. After August 5, 2002, the Company may redeem all but one share of the Series A Preferred Stock at any time at 105% of the liquidation preference amount for the redeemed shares, plus accrued and unpaid dividends. In addition, the holders of the Series A Preferred Stock shall have the right to require the Company to redeem the Series A Preferred Stock on the earlier of a "change of control," August 5, 2009, or on or after the date on which the Common Stock is not listed on a national stock exchange or the Nasdaq National Market, at a price of 100% of the liquidation preference for the Series A Preferred Stock plus accrued and unpaid dividends.

     The holders of the Series A Preferred Stock shall be entitled to vote on all matters presented to the holders of the Common Stock. The number of votes per share of the Series A Preferred Stock shall be equal to the number of votes associated with the underlying voting Common Stock into which Series A Preferred Stock is convertible. At the Special Meeting, the holders of the Series A Preferred Stock will be entitled to cast 5,004,152 votes. If the Series B Preferred Stock is converted into Series A Preferred Stock on or before December 3, 1998, and no dividends on the Preferred Stock have been paid in Preferred Stock, there would be 260,000 shares of Series A Preferred Stock outstanding, and the holders would be entitled to cast 9,307,321 votes.

  Series B Preferred Stock.

     A copy of the Certificate of Designation establishing the Series B Preferred Stock (the "Series B Certificate of Designation"), as filed with the Secretary of State of Delaware, is included in this Proxy Statement as Appendix
B. The following summary of the provisions of the Series B Preferred Stock is qualified in its entirety by, and should be read in conjunction with, the Series B Certificate of Designation.

     The Series B Certificate of Designation authorizes 400,000 shares of the Series B Preferred Stock. Upon approval of the stockholders of the Company prior to January 3, 1999, the Series B Preferred Stock automatically converts into Series A Preferred Stock without any further action. The number of shares of Series A Preferred Stock into which the Series B Preferred stock converts is based on a predetermined formula derived from the date on which the Company's stockholders approve the conversion. If the Company's stockholders approve the conversion on or prior to December 3, 1998, each share of Series B Preferred Stock automatically converts into one share of Series A Preferred Stock. If such approval is obtained after December 3, 1998 but on or before January 2, 1999, each share of Series B Preferred Stock automatically converts into 1.15 shares of Series A Preferred Stock. If such approval is obtained after January 2, 1999, the conversion of the shares of Series B Preferred Stock into shares of Series A Preferred Stock will be at the sole option and discretion of each holder of the Series B Preferred Stock and each outstanding share of Series B Preferred Stock will be convertible into 1.2 fully-paid and non-assessable shares of Series A Preferred Stock. Each share of the Series B Preferred Stock is convertible into non-voting common stock of the Company, at any time following the Conversion Release Date, provided, however, if it is determined that the Company cannot issue non-voting common stock, each share of Series B Preferred Stock will be convertible into Common Stock. The number of shares of non-voting common stock of the Company into which the Series B Preferred Stock could be converted is determined by dividing (i) the number of shares of Common Stock issuable as if the Series B Preferred Stock had been converted first into Series A Preferred Stock by (ii) (y) 1.00, in the event the shares of Series B Preferred Stock are converted on or after December 4, 1998 but before January 3, 1999 and (z) 0.75, in the event the shares of Series B Preferred stock are converted on or after January 3, 1999. The number of shares of non-voting common stock into which the Series B Preferred Stock is convertible is also subject to adjustment pursuant to the anti-dilution provision contained in the Series B Certificate of Designation.

     The Company will pay a preferred dividend in the amount of 3 3/4% per annum on the Series B Preferred Stock. The dividends will be paid quarterly on March 31, June 30, September 30 and December 31 of each year commencing September 30, 1998. If the stockholders of the Company do not first approve the conversion of the Series B Preferred Stock into Series A Preferred Stock, commencing on the Conversion Release Date, the per annum dividend rate will increase to 7%. For the first five years, dividends may be payable at the option of the Company in cash or in additional Series B Preferred Stock.

     The Series B Preferred Stock has a liquidation preference equal to the product of (i) $1,050 per share of Series B Preferred Stock, plus all accrued and unpaid dividends multiplied by (ii) a fraction, the numerator of which is the number equal to the average of the last reported sales prices per share of the Common Stock as of the date of determination and the denominator of which is the number equal to $25.395, the average of the last reported sales prices per share of the Common Stock for the fifteen consecutive trading days prior to August 5, 1998, (as adjusted for stock splits, reorganizations, recapitalization of similar events); provided, however, in no case shall the liquidation preference for Series B Preferred Stock be an amount less than the number in subparagraph (i) immediately above. The holders of the Series B Preferred Stock are entitled to receive distribution in liquidation pari passu with any distributions made to the holders of the Series A Preferred

Stock. No distributions may be made to holders of Common Stock until the holders of the Preferred Stock have received the liquidation preference.


     The Company shall not have the right to redeem the Series B Preferred Stock; however, the holders of the Series B Preferred Stock shall have the right to require the Company to redeem the Series B Preferred Stock on the earlier of a "change of control," August 5, 2009, or on or after the date on which the Common Stock is not listed on a national stock exchange or the Nasdaq National Market, at a price of 100% of the liquidation preference for the Series B Preferred Stock plus accrued and unpaid dividends.


CERTAIN VOTING RIGHTS OF THE SERIES A PREFERRED STOCK

     The holders of the Series A Preferred Stock, voting as a separate class, have the right to elect two of the members of the Company's Board of Directors. By agreement, Apollo has the right to vote the shares of Series A Preferred Stock owned by RCAC. Pursuant to the Series A Certificate of Designation, one of the directors elected by the holders of the Series A Preferred Stock is to be a member of the Finance Committee of the Company's Board of Directors. Currently, the Finance Committee consists of Messrs. Talley, Copses, and Lentell. While any shares of Series A Preferred Stock are outstanding, the Company (i) will not, without the affirmative vote of a majority of the members of the Finance Committee, issue debt securities of the Company with a value in excess of $10 million, or (ii) will not, without the unanimous vote of the Finance Committee, issue equity securities with a value in excess of $10 million, except that the following equity issuances shall only require a majority vote:

          (A) a Common Stock offering on or before August 5, 2000 that is equal to or less than $75,000,000 of gross proceeds to the Company and the selling price is equal to or greater than $27.935 per share;

          (B) an offering in which the selling price (A) at any time prior to August 5, 2001 is equal to or greater than $55.87 and (B) thereafter, equal to or greater than the price that would imply 25% or greater internal rate of return ("IRR") compounded quarterly from August 5, 1998 on $27.935; and

          (C) the issuance of equity in connection with an acquisition if the issuance is equal to less than 10% of the outstanding shares (calculated post-issuance of such shares).

     In addition to the foregoing, while any shares of Series A Preferred Stock are outstanding, the Company will not, without approval of the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting separately as a class (i) increase the number of authorized shares of Series A Preferred Stock or authorize the issuance or issue of any shares of Series A Preferred Stock other than to existing holders of Series A Preferred Stock or holders of Series B preferred Stock, (ii) issue any new class or series of equity security, (iii) amend, alter or repeal, in any manner whatsoever, the designations, preferences and relative rights and limitations and restrictions of the Series A Preferred Stock or the Series B Preferred Stock; (iv) amend, alter or repeal any of the provisions of the Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws of the Company in a manner that would negatively impact the holders of the Series A Preferred Stock, (v) directly or indirectly, redeem, purchase or otherwise acquire for value (including through an exchange), or set apart money or other property for any mandatory purchase or other analogous fund for the redemption, purchase or acquisition of any shares of Common Stock or junior stock, except for the repurchase by the Company of up to $25,000,000 in Common Stock from J. Ernest Talley, declare or pay any dividend or make any distribution (whether in cash, shares of capital stock of the Company, or other property) on shares of Common Stock or junior stock; (vi) cause the number of directors of the Company to be greater than seven (7); (vii) enter into any agreement or arrangement with or for the benefit of any person who is an affiliate of the Company with a value in excess of $5 million in a single transaction or a series of related transactions; (viii) effect a voluntary liquidation, dissolution or winding up of the Company, or (ix) sell or agree to sell all or substantially all of the assets of the Company or, enter into any merger or consolidation or other business combination involving the Company (except a merger of a wholly-owned subsidiary of the Company into the Company in which the Company's capitalization is unchanged as a result of such merger), unless such transaction (1) occurs after August 5, 2002, (2) is a sale for cash and (3) results in an IRR of 30% or greater compounded quarterly from August 5, 1998 to the holder of the Series A Preferred Stock with respect to each share of Series A Preferred Stock issued on August 5, 1998.

CERTAIN CONSENT RIGHTS OF THE SERIES B PREFERRED STOCK

     Commencing on December 4, 1998 and for so long as any shares of Series B Preferred Stock are outstanding, the Company will not, without the consent of the holders of at least a majority of the outstanding shares of Series B Preferred Stock (i) increase the number of authorized shares of Series B Preferred Stock or authorize the issuance or issue of any shares of Series B Preferred Stock other than to existing holders of Series B Preferred Stock, (ii) amend, alter or repeal, in any manner whatsoever, the designations, preferences and relative rights and limitations and restrictions of the Series A Preferred Stock or the Series B Preferred Stock; (iii) amend, alter or repeal any of the provisions of the Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws of the Company in a manner that would negatively impact the holders of the Series B Preferred Stock, (iv) directly or indirectly, redeem, purchase or otherwise acquire for value (including through an exchange), or set apart money or other property for any mandatory purchase or other analogous fund for the redemption, purchase or acquisition of any shares of Common Stock or junior stock, except for the repurchase by the Company of up to $25,000,000 in Common Stock from J. Ernest Talley, declare or pay any dividend or make any distribution (whether in cash, shares of capital stock of the Company, or other property) on shares of Common Stock or any junior stock; (v) effect a voluntary liquidation, dissolution or winding up of the Company, or (vi) sell or agree to sell all or substantially all of the assets of the Company or enter into any merger or consolidation or other business combination involving the Company (except a merger of a wholly-owned subsidiary of the Company into the Company in which the Company's capitalization is unchanged as a result of such merger), unless such transaction (1) occurs after August 5, 2002, (2) is a sale for cash and (3) results in an IRR of 30% or greater compounded quarterly from August 5, 1998 to the holder of the Series B Preferred Stock with respect to each share of Series B Preferred Stock issued on August 5, 1998.

USE OF PROCEEDS

     The Company used the proceeds from the sale of the Preferred Stock, the $962.3 million Senior Credit Facility and the $175.0 million Senior Subordinated Credit Facility (which was subsequently retired with the issuance of $175.0 million of 11% Senior Subordinated Notes due 2008 (the "Notes") on August 18,
1998) for the following purposes: (i) to fund the acquisition of Rent-A-Center on August 5, 1998; (ii) to retire the Company's prior senior credit facility on August 5, 1998; (iii) to repurchase $25 million worth of Common Stock (990,099 shares) held by J. Ernest Talley, the Chairman and Chief Executive Officer of the Company on August 18, 1998; and (iv) to pay certain fees and expenses incurred by the Company in connection with the aforementioned transactions.

     The purchase price for the acquisition of Rent-A-Center was $900 million (including the repayment of certain debts), subject to adjustment. Rent-A-Center was the largest rent-to-own operator in the United States with 1,404 company-owned stores and 65 franchised stores in 49 states and the District of Columbia. Rent-A-Center operated under three brand names, "Rent-A-Center," "Remco" and "U-Can-Rent." For its fiscal year ended March 31, 1998, Rent-A-Center generated revenues from rent-to-own operations of approximately $880 million.


     The outstanding balance of the Company's prior senior credit facility was approximately $103.5 million when it was retired.



     The repurchase of Mr. Talley's stock was approved by the Board of Directors of the Company on August 5, 1998. The price was determined by a pricing committee made up of Joseph V. Mariner, Jr., J. V. Lentell and Rex W. Thompson (and approved by the Board of Directors of the Company). The pricing committee met on August 17, 1998, after the close of markets, and Mr. Talley's shares were repurchased at the price of $25.25 per share, the closing price of the Common Stock on August 17, 1998.

PREFERRED STOCK HOLDERS

  Apollo.

     On August 5, 1998, Apollo purchased 134,414 shares of the Series A Preferred Stock and 115,586 shares of Series B Preferred Stock for $250 million. In connection with Apollo's purchase of the Preferred Stock, Peter P. Copses and Lawrence M. Berg, each of whom are affiliates of Apollo, were appointed to the Board of Directors of the Company. Apollo is a private investment firm that specializes in leveraged acquisitions, recapitalizations, and other principal investing activities. Since its inception in 1990, Apollo has overseen the investment of more than $8 billion, including $3.5 billion in corporate private equity-type investments. Apollo's four private equity funds have, to date, held interests in more than 65 companies. In July 1998, Apollo closed its current investment vehicle, Apollo Investment Fund IV, L.P., and its affiliated investment partnerships with aggregate investor capital commitments of $3.6 billion.

  RCAC.

     On August 18, 1998, RCAC, an affiliate of Bear, Stearns & Co., Inc., purchased 5,377 shares of Series A Preferred Stock and 4,623 shares of Series B Preferred Stock for $10 million. Bear, Stearns & Co., Inc. acted as financial advisor to the Company in connection with the acquisition of Rent-A-Center and was co-manager of the Company's offering of the Notes, which closed on August 18, 1998.

CERTAIN RISKS ASSOCIATED WITH FAILURE TO APPROVE THE CONVERSION

     In deciding whether to approve Proposal I, the Company's stockholders should consider the following risks, in addition to the other matters set forth herein. If the Company's stockholders do not approve Proposal I, there are certain negative consequences to the Company and the holders of the Common Stock, including, without limitation:

          (i) a larger liquidation preference on the Series B Preferred Stock that will further increase with increases in the market price of the Common Stock;

          (ii) an increase in the number of shares of Series A Preferred Stock into which the Series B converts (assuming stockholder approval is eventually obtained);

          (iii) the number of shares of non-voting common stock into which the Series B is convertible is greater than the number of shares of voting Common Stock into which the Series A Preferred Stock is convertible;

          (iv) an increase in the dividend rate from 3 3/4% per annum to 7% per annum on the Series B Preferred Stock which, unlike the Series A Preferred Stock, will be continued to be required to be paid irrespective of the market price of the Common Stock;

          (v) unlike the Series A Preferred Stock, the Company does not have the option to redeem the Series B Preferred Stock; and

          (vi) possible delisting from Nasdaq. See "-- Terms of Preferred Stock -- Series B Preferred Stock" and "Nasdaq Listing Requirements."

VALIDITY ISSUANCE OF THE SERIES A PREFERRED STOCK

     Proposal I is being submitted to the stockholders for the sole purpose of complying with the requirements of the NASD. The failure to approve Proposal I will have no effect on the validity of the Preferred Stock and the shares of the Series A Preferred Stock and Series B Preferred Stock will remain outstanding in such case.

NASDAQ LISTING REQUIREMENTS

     The By-laws of the NASD require each issuer listed on Nasdaq to obtain stockholder approval prior to an issuance of common stock, or securities convertible into or exercisable for common stock, if in connection with an acquisition of the assets of another company (i) the issuance of common stock or securities convertible or exercisable for common stock, has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding prior to such issuance; or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding prior to such issuance.

     If the stockholder approval is not obtained by December 3, 1998, the Series B Preferred Stock will be convertible into non-voting common stock, and the Preferred Stock issued will be convertible into more than 20% of the Common Stock outstanding prior to the issuance of the Preferred Stock, and the Company would be subject to delisting from Nasdaq if such excess shares of Preferred Stock are not repurchased by the Company. Currently, the Company's senior credit facility and the trust indenture under which the Notes were issued would prohibit the repurchase of those shares. Furthermore, the Company has no contractual rights to require the Preferred Stock Holders to sell any of the Preferred Stock to the Company. Further, even if the requisite consents are obtained from the debt holders, there can be no assurance that the Company would have the financing to repurchase the Series B Preferred Stock. If stockholder approval is not obtained by December 3, 1998 and the Company is subject to such delisting, the Company will consider such actions as it deems appropriate in order to maintain a public market in the Common Stock, including without limitation, negotiation with the Preferred Stockholders for the exchange of the Series B Preferred Stock for securities of the Company that would not be required to seek stockholder approval under the NASD By-laws (however, the Preferred Stock Holders have no obligation to enter into such negotiations or to exchange the Series B Preferred Stock) or the listing the Common Stock on the New York Stock Exchange or another national stock exchange. Further, if the Common Stock is not listed on the Nasdaq National Market or on a United States national securities exchange, the Preferred Stock Holders may require the Company to redeem all of the outstanding shares of Preferred Stock. There can be no assurance that any such actions would be successful, and the failure of the stockholders to approval Proposal I could result in the delisting of the Common Stock, which could have a material adverse effect on the liquidity and value of the Common Stock.

VOTING AGREEMENTS


     J. Ernest Talley and Mark E. Speese have each entered into voting agreements with Apollo, and L. Dowell Arnette, Mitchell E. Fadel, Michael C. Talley, and Mark Talley have signed letters addressed to Apollo. Pursuant to these agreements or letters, subject to the terms of the agreements or letters, each such stockholder has agreed to vote the 8,933,277 shares of Common Stock beneficially owned by them in favor of Proposal I. Such stockholders own approximately 30.74% of the voting power entitled to vote on Proposal I.


RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS HAS APPROVED THE MATTERS SET FORTH IN PROPOSAL I AND BELIEVE THAT THEY ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF PROPOSAL I. MESSRS. COPSES AND BERG, AFFILIATES OF APOLLO, RECUSED THEMSELVES FROM CONSIDERATION OF PROPOSAL I DUE TO APOLLO'S OWNERSHIP INTEREST IN THE PREFERRED STOCK.

                                  PROPOSAL II:

                        AMENDMENT TO INCREASE THE NUMBER
            OF SHARES OF COMMON STOCK RESERVED UNDER THE AMENDED AND
          RESTATED 1994 RENTERS CHOICE, INC. LONG-TERM INCENTIVE PLAN

     At the Special Meeting, you will be asked to vote in favor of a proposal to amend Renters Choice, Inc.'s Amended and Restated 1994 Long-Term Incentive Plan to increase the number of shares of the Common Stock, reserved under the Plan from 3,000,000 shares to 4,500,000.


     In connection with the acquisition of Rent-A-Center the number of employees of the Company increased from approximately 3,260 employees to approximately 11,950 employees. Management of the Company believes in order to maintain the Company's policies of granting stock options to employees at all management levels in order to closer align the interests of the Company's employees with those of the Company's stockholders, the number of shares of Common Stock reserved for issuance under the Plan needs to increase. Without an increase, there will not be a sufficient number of shares of Common Stock available to grant these new employees the number of stock options the Company has historically granted store managers and regional executives. Under the Plan, stockholder approval is necessary to increase the number of shares of Common Stock under the Plan.


DESCRIPTION OF THE PLAN

     Under the Plan, designated officers, employees and directors of the Company are eligible to receive awards in the form of stock options, stock appreciation rights, restricted stock grants and cash awards.


     An aggregate of 3,000,000 shares of Common Stock is currently reserved for issuance under the Long-Term Plan, subject to adjustment in the event of a stock split, stock dividend or other change in the Common Stock or the capital structure of the Company. As of September 18, 1998, 1,254,913 options were outstanding under the Plan with a market value of $31,764,985 (based on the September 17, 1998 closing sales price of $25.3125 per share), 256,788 of which are currently exercisable.


     Under the Plan, no employee participant may be granted awards for more than 20% of the total number of shares authorized for issuance under the Plan. The Plan is administered by the Compensation Committee of the Board of Directors. Subject to the Plan's terms and provisions, the Compensation Committee is authorized to determine who may participate in the Plan, the number and types of awards made to each participant and the terms, conditions and limitations applicable to each award. The Compensation Committee determines all questions of interpretation and application of the Plan as well as any award under the Plan. The Board of Directors has the authority to adopt, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary for administering the Plan.

     Stock Options. The Compensation Committee is authorized to grant options to purchase shares of Common Stock, including options qualifying as "incentive stock options" ("ISOs") under Section 422 of the Internal Revenue Code to employees and options that do not so qualify ("NQSOs") to employees and directors, as additional compensation for their services to the Company. A $100,000 limit applies to the aggregate fair market value (determined at grant) of stock with respect to which ISOs are first exercisable by an optionee under all incentive stock option plans of the Company during any calendar year.

     Options are exercisable over such period as may be determined by the Compensation Committee, but no ISO may be exercised after ten years from the date of grant. Options are evidenced by option agreements. No option may be transferred other than by will, by the laws of descent and distribution or by domestic order. The purchase price of Common Stock issued pursuant to the exercise of any option must be paid in full at the time of exercise in cash or, if permitted by the Compensation Committee with respect to options granted to employees, in shares of Common Stock or by surrender of all or part of that or any other award granted under the Plan.

     Outside Director Stock Options. Of the shares reserved for issuance under the Plan, a total of 240,000 have been reserved for issuance pursuant to options granted to Outside Directors. On the first day of business each year, each Outside Director receives an automatic annual award of fully-vested stock options, providing for the purchase of 3,000 shares of Common Stock at a price equal to the fair market value of such shares on the date of grant. Upon the approval of Proposal II, the number of shares reserved for issuance pursuant to options granted to Outside Directors will increase to 360,000.

     Stock Appreciation Rights. Stock appreciation rights ("SAR's") may be granted in tandem with a stock option, in addition to a stock option or freestanding and unrelated to a stock option. SARs granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time. SARs have an exercise price as determined by the Compensation Committee on the date of grant.

     Restricted Stock. The Compensation Committee may grant up to an aggregate of 150,000 shares of restricted Common Stock under the Plan, which may be subject to forfeiture under such conditions and for such period of time as the Compensation Committee may determine. Such restrictions may include restrictions related to transferability or tied to continued employment, individual performance goals or the Company's financial performance. The Compensation Committee may cancel all or any portion of any outstanding restrictions prior to the expiration of such restrictions with respect to any or all of the shares of restricted Common Stock awarded to an employee. Upon the approval of Proposal II, the number of shares of restricted stock which may be granted by the Compensation Committee will be increased to 225,000.

     Cash Awards. An employee award may be denominated in cash with the amount of the eventual payment subject to such conditions and restrictions as may be established by the Compensation Committee, including continued employment and the achievement of specified business objectives.

     Since the Plan provides that future as well as present employees, officers, and directors may participate, it is not possible to determine the number of such persons who will be eligible to participate. Further, since receipt of benefits under the Plan depends upon the particular grants made from time to time by the Compensation Committee, in its discretion, it is not possible to determine the amounts that will be received under the Plan.

     Federal Tax Consequences. The following briefly summarizes the federal income tax consequences arising from participation in the Plan. This discussion is based upon present law, which is subject to change, possibly retroactively. The tax treatment to persons who participate in the Plan may vary depending upon each person's particular situation and, therefore, may be subject to special rules not discussed below. This discussion does not address the effects, if any, under any potentially applicable foreign, state, or local tax laws, or the consequences thereunder, or the effects, if any, of any local, federal, gift, estate, or inheritance taxes, or the consequences thereunder, that may result from the acquisition, holding, or disposition of Common Stock issued under the terms of the Plan.

     The Company has the right to deduct applicable taxes from any employee award payment and withhold, at the time of delivery or vesting of cash shares of Common Stock under the Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Compensation Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the employee award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the fair market value when the tax withholding is required to be made.

PARTICIPANTS SUBJECT TO SECTION 16(b) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Plan is intended to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act relating to rules for directors, officers and 10% owners of the Company. Therefore, because the acquisition of the Common Stock will not be deemed to be a "purchase" for purposes of Section 16(b) of the Exchange Act, a sale of Common Stock by a Plan participant within six months after the date of exercise of an option or SAR (or the date restrictions on a restricted stock award lapse) should not necessarily subject the Plan participant to liability under Section 16(b) of the Exchange Act ("Section 16(b)"). However, because the sale of the Common Stock can still be "matched" with other purchases, if a Plan participant has purchased Common Stock or a right to acquire Common Stock which is considered a "purchase" for purposes of

Section 16(b) within six months before the date of exercise of an option or SAR (or the date restrictions on a restricted stock award lapse) (an "Interim Purchase"), the Plan participant may have short-swing liability under Section 16(b) if he were to sell the Common Stock within six months after the date of the Interim Purchase. The Internal Revenue Service (the "IRS") has not yet formally taken a position about the tax consequences of this fact situation. However, IRS regulations suggest that because an interim purchase would trigger liability upon the sale of the Common Stock within six months after the interim purchase, the Common Stock may be treated as subject to a "substantial risk of forfeiture" under Section 83(c) of the Internal Revenue Code (the "Code") and not transferable and, therefore, substantially nonvested. Tax consequences regarding this issue are discussed below.

NONQUALIFIED STOCK OPTIONS

     A Plan participant will not recognize taxable income upon the grant of a nonqualified stock option. The federal income tax consequences to a Plan participant of exercising a nonqualified stock option will vary depending on whether the Common Stock received upon the exercise of such option are either "substantially vested" or "substantially nonvested" within the meaning of
Section 83 of the Code. Generally, such shares will be "substantially nonvested" if they are both nontransferable and subject to a substantial risk of forfeiture, and will be "substantially vested" if they are either transferable or not subject to a substantial risk of forfeiture. A Plan participant generally should not recognize compensation income upon exercising a nonqualified stock option for shares that are "substantially nonvested" until such shares become "substantially vested." A Plan participant who wishes to recognize compensation income at the time of the exercise of such an option (rather than when the shares become "substantially vested") must file an election under Section 83(b) of the Code (a "Section 83(b) Election").

     A Section 83(b) Election is made by filing a written notice with the IRS office with which the Plan participant files his federal income tax return. The notice must be filed within 30 days of the Plan participant's receipt of the Common Stock related to the applicable employee award and must meet certain technical requirements.

     Plan Participants Not Subject to Section 16(b). Upon the exercise of a nonqualified stock option, an employee who is not subject to Section 16(b) will receive stock that is substantially vested. Therefore, the employee will recognize ordinary income upon the exercise of the nonqualified stock option in an amount equal to the excess of the fair market value of the Common Stock received on the date of exercise over the exercise price.

     Plan Participants Subject to Section 16(b) -- If Interim Purchases Cause Common Stock Issued under the Terms of the Plan to be Substantially
Nonvested. If a Plan participant who is subject to Section 16(b) has made an interim purchase of shares of Common Stock (or a right to acquire Common Stock which is considered a "purchase" for purposes of Section 16(b)) within six months prior to the exercise of the nonqualified stock option, such interim purchase may, under IRS positions yet to be announced, cause the Common Stock to be substantially nonvested and, as a result, the employee will recognize ordinary income on the Applicable Date (as hereinafter defined) equal to the difference between the exercise price and the fair market value of the Common Stock on the Applicable Date unless the Plan participant has made a Section 83(b) Election. Alternatively, if the Plan participant makes a Section 83(b) Election, then the Plan participant will recognize ordinary income on the date of exercise in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price.

     As used in this discussion, "Applicable Date" means the earlier of (i) the date the Plan participant disposes of the Common Stock issued under the terms of the Plan or (ii) the first date on which the sale of Common Stock issued under the terms of the Plan will not subject the Plan participant to liability under
Section 16(b).

     Plan Participants Subject to Section 16(b) -- If Interim Purchases Do Not Cause Common Stock Issued under the Terms of the Plan to be Substantially Nonvested. If no interim purchases were made or if the IRS concludes that interim purchases do not cause the Common Stock to be substantially nonvested, the tax consequences will be the same as if the Plan participant were not subject to
Section 16(b). Therefore, upon the exercise of a nonqualified stock option, a Plan participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received on the date of exercise over the exercise price.

     Company Deduction. The Company will be entitled to a corresponding deduction equal to the amount recognized as income by a Plan participant at the time such amount is recognized by the Plan participant, provided that the Plan participant's compensation is reasonable in amount, and otherwise within statutory limitations.

     Basis. The Plan participant's basis in Common Stock acquired upon the exercise of a nonqualified stock option will be the exercise price plus the amount of ordinary income recognized by the Plan participant with respect to those Common Stock, assuming the exercise price is paid solely in cash. The tax basis in the Common Stock for which the exercise price is paid in stock (if permitted by the Compensation Committee pursuant to the Plan) is discussed below under the caption "Exercise of Stock Options with Common Stock."

     Subsequent Sale or Disposition of Common Stock. Upon the sale or other disposition of Common Stock acquired upon the exercise of a nonqualified stock option, a Plan participant will recognize taxable income (or a deductible loss) equal to the difference between the amount realized on the sale or disposition and the Plan participant's basis in the Common Stock. The Plan participant's gain or loss will be taxable as a capital gain or deductible as a capital loss provided the shares constitute a capital asset in the hands of the Plan participant. The type of capital gain or loss will depend upon the holding period of the Common Stock. If the Common Stock is held for less than twelve months, there will be a short-term capital gain or loss on sale or disposition. If the Common Stock is held between twelve and eighteen months, there will be mid-term capital gain or loss. Finally, if the Common Stock is held for eighteen months or longer, there will be long-term capital gain or loss on sale or disposition.

INCENTIVE STOCK OPTIONS

     Incentive stock options may be granted only to employees of the Company and its subsidiaries.

     An employee will not recognize any taxable income upon the grant of an incentive stock option. An employee also will not recognize any taxable income upon the exercise of an incentive stock option provided that the employee (i) was an employee of the Company (or any subsidiary of the Company) at all times beginning on the date the option was granted and ending on the date three months before the option was exercised (one year in the case of a disabled employee) and (ii) holds the Common Stock related to the option for at least two years after the date the option was granted and for at least one year after the date the option was exercised (collectively, these periods shall be referred to as the "Holding Period").

     Alternative Minimum Tax. The exercise of an incentive stock option will result, however, in an item of income for purposes of determining the alternative minimum tax (the "AMT"). Liability for tax under the AMT rules will arise only if the employee's tax liability determined under the AMT rules exceeds the employee's tax liability determined under the ordinary income tax rules. The exercise of an incentive stock option will give rise to an item of AMT income to an employee in an amount equal to the excess of the fair market value of the Common Stock received on the date the option is exercised over the exercise price. Plan participants who exercise incentive stock options and receive Common Stock that are subject to a substantial risk of forfeiture within the meaning of Section 83(c) of the Code are urged to consult their tax advisor concerning the application of the AMT rules.

     Company Deduction. Neither the Company (nor any subsidiary of the Company) will be entitled to a deduction for federal income tax purposes with respect to the grant of an incentive stock option to an employee under the Plan, the exercise of such option by the employee, or the sale of the Common Stock acquired through the exercise of such option by the employee subsequent to the expiration of the Holding Period.

     Basis. The employee's tax basis in the Common Stock acquired upon the exercise of an incentive stock option for which the exercise price is paid solely in cash will be equal to the amount of the cash paid. The tax basis in the Common Stock for which the exercise price is paid in stock (if permitted by the Compensation

Committee pursuant to the Plan) is discussed below under the caption "Exercise of Stock Options With Common Stock."

     Subsequent Sale or Disposition after Holding Period. If shares of Common Stock acquired upon the exercise of an incentive stock option are sold after the expiration of the Holding Period, upon the sale of such Common Stock the employee will recognize a mid-term or long-term capital gain (or loss) in an amount equal to the excess (or deficiency) of the sales price over the employee's basis, provided the shares are held as a capital asset by the employee.

  Disqualifying Dispositions

     Disqualifying Disposition by Employees Not Subject to Section 16(b). If shares of Common Stock acquired upon the exercise of an incentive stock option are sold before the expiration of the Holding Period (hereinafter referred to as a "Disqualifying Disposition"), the employee will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the date of exercise over the exercise price or (ii) the amount realized on the sale of such stock over the exercise price.

     Disqualifying Disposition by Employees Subject to Section 16(b) -- If Interim Purchases Cause Common Stock Issued under the Terms of the Plan to be Substantially Nonvested. If an employee who is subject to Section 16(b) has made an interim purchase of shares of Common Stock (or a right to acquire Common Stock which is considered a "purchase" for purposes of Section 16(b)) within six months prior to the exercise of an incentive stock option (and if such interim purchase causes the Common Stock to be substantially nonvested as heretofore discussed) and the employee sells the Plan shares in a Disqualifying Disposition, the employee will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the Applicable Date over the exercise price or (ii) the amount realized on the sale of such stock over the exercise price, unless the employee makes a Section 83(b) Election, in which case the tax consequences will be the same as if the employee was not subject to Section 16(b) as described in the immediately preceding paragraph.

     Disqualifying Disposition by Employees Subject to Section 16(b) -- If There Are No Interim Purchases or Interim Purchases Do Not Cause Common Stock Issued under the Terms of the Plan to be Substantially Nonvested. If no interim purchases were made or the IRS concludes that interim purchases do not cause the Common Stock to be substantially nonvested, the tax consequences will be the same as if the employee was not subject to Section 16(b) as described in the second preceding paragraph.

     Capital Gain. If the amount realized by an employee on the sale of the Common Stock exceeds the fair market value of such shares on the date of exercise, the excess will be taxed to the employee as a short-term, mid-term or long-term capital gain, provided that the employee held the Common Stock as a capital asset.

     Company Deduction. Upon the occurrence of a Disqualifying Disposition, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the employee, provided that the employee's compensation is reasonable and is otherwise within statutory limitations.

     Alternative Minimum Tax. If an employee exercises an incentive stock option and sells the Common Stock related thereto in a Disqualifying Disposition in the same taxable year, the tax treatment for purposes of ordinary income tax and AMT will be the same (resulting in no additional AMT liability). Conversely, if the employee sells Common Stock in a Disqualifying Disposition in a tax year subsequent to the tax year in which the incentive stock option was exercised, the employee will recognize AMT income (as determined above) in the first taxable year, and ordinary taxable income (but not AMT income) in the year in which the disposition was made.

     Exercise Following Employee's Death. Under certain circumstances, Common Stock acquired upon exercise of an incentive stock option following the employee's death will receive the tax treatment described herein without regard to the Holding Period requirement.

EXERCISE OF STOCK OPTIONS WITH COMMON STOCK

     The Plan permits, subject to the discretion of the Compensation Committee, the exercise price of stock options to be paid with shares of Common Stock owned by the Plan participant. The Compensation Committee does not presently intend to allow the use of shares of Common Stock that are substantially nonvested (i.e., nontransferable or subject to a substantial risk of forfeiture and for which a
Section 83(b) Election has not been filed) to pay the exercise price of a stock option. Therefore, only shares of Common Stock that are substantially vested may be used to pay the exercise price of a stock option.

     Nonqualified Stock Options. If a Plan participant pays the exercise price of a nonqualified stock option with shares of Common Stock that are substantially vested (including, pursuant to proposed IRS regulations, stock obtained through the exercise of an incentive stock option and not held for the Holding Period), the Plan participant will not recognize any gain on the shares surrendered. With respect to the Common Stock received, that portion of the Common Stock equal in number to the shares of Common Stock surrendered will have a basis equal to the basis of the shares surrendered. The excess shares received will be taxable to the Plan participant as ordinary compensation income in an amount equal to the fair market value (i) if the excess shares are substantially vested, as of the exercise date, or (ii) if the excess shares are substantially nonvested, as of the Applicable Date. The Plan participant's basis in those excess Common Stock will equal the amount of ordinary compensation income recognized by the Plan participant.

     Incentive Stock Options. The tax consequences to an employee from using shares of Common Stock to pay the exercise price of incentive stock options will depend on the status of the Common Stock acquired.

     If an employee pays the exercise price of an incentive stock option for stock that is substantially vested with shares of Common Stock that are substantially vested, under proposed IRS regulations the employee will not recognize any compensation income or gain with respect to the shares surrendered. With respect to the Common Stock received, that portion of the Common Stock equal in number to the shares of Common Stock surrendered will have a basis equal to the basis of the shares surrendered. The Holding Period of the surrendered shares will be carried over to the equivalent number of shares of Common Stock received. The employee will recognize no gain with respect to the excess shares received, the basis of such shares will be zero, and the Holding Period of such shares will begin on the date of receipt thereof by the employee. Similarly, it appears that if the employee pays the exercise price for substantially nonvested Common Stock with shares of Common Stock that are substantially vested, the tax consequences will be the same.

     If an employee exercised an incentive stock option granted pursuant to the Plan using shares of Common Stock that were obtained through the exercise of an incentive stock option (whether granted under the Plan or under another plan of the Company) and that have been held by the employee for the Holding Period for either substantially vested Common Stock or substantially nonvested Common Stock, the tax consequences of such payment to the employee will be identical to those discussed in the preceding paragraph.

     Conversely, if an employee exercises an incentive stock option granted pursuant to the Plan using shares of Common Stock received upon the prior exercise of an incentive stock option (whether granted under the Plan or under another plan of the Company) and the employee has not held that Common Stock for the Holding Period, under proposed IRS regulations the employee will have made a Disqualifying Disposition of the number of shares of Common Stock used as payment for the exercise price of the incentive stock option. If the employee receives Common Stock that is substantially vested, the employee generally will recognize ordinary compensation income with respect to the surrender of those shares equal to the excess of the fair market value of the Common Stock surrendered (determined as of the date the option relating to such Common Stock was exercised) over the exercise price of the shares surrendered. It is unclear whether, if the employee receives Common Stock that is substantially nonvested, the recognition of income will be deferred until the Common Stock becomes substantially vested. The basis of the shares received will equal the amount of ordinary compensation income recognized by the employee plus the employee's basis in the shares surrendered, allocated equally among the shares received.

RESTRICTED STOCK

     Plan Participants Not Subject to Section 16(b). A Plan participant who is not subject to Section 16(b) who receives a restricted stock award will recognize ordinary income equal to the fair market value of the Common Stock received at the time the restrictions lapse, unless the Plan participant makes a
Section 83(b) Election to report the fair market value of the Common Stock received as restricted stock as ordinary income at the time of receipt.

     Plan Participants Subject to Section 16(b). A Plan participant subject to
Section 16(b) who receives a restricted stock award will recognize ordinary income equal to the fair market value of the stock received at the later of (i) the Applicable Date or (ii) the date on which the restrictions lapse, unless the Plan participant makes a Section 83(b) Election to report the fair market value of the Common Stock received as restricted stock as ordinary income at the time of receipt.

     Company Deduction. The Company may deduct an amount equal to the income recognized by the Plan participant at the time the Plan participant recognizes the income, provided the Plan participant's compensation is reasonable, and otherwise within statutory limitations.

     Basis. The basis of the restricted stock in the hands of the Plan participant will be equal to the fair market value of the restricted stock on the date the Plan participant recognizes ordinary income as described above.

     Subsequent Sale or Disposition. The restrictions placed on restricted stock do not permit sale or disposition until the restrictions lapse. Upon the sale or disposition of restricted stock after the restrictions lapse, a Plan participant will recognize taxable income or loss equal to the difference between the amount realized by the Plan participant on the disposition of the stock and the Plan participant's basis in the stock. The gain or loss will be taxable to the Plan participant as a capital gain or deductible by the Plan participant as a capital loss (either short-term, mid-term or long-term, depending on the holding period of the restricted stock), provided that the Plan participant held the restricted stock as a capital asset.

     Dividends. During the period in which a Plan participant holds restricted stock, prior to the lapse of the restrictions, if dividends are declared but not distributed to the Plan participant until the restrictions lapse, the dividends will be treated for tax purposes by the Plan participant and the Company in the following manner: (i) if the Plan participant makes a Section 83(b) Election to recognize income at the time of receipt of the restricted stock, the dividends will be taxed as dividend income to the Plan participant when the restrictions lapse and the Company will not be entitled to a deduction and will not be required to withhold income tax, (ii) if the Plan participant does not make a
Section 83(b) Election, the dividends will be taxed as compensation to the Plan participant when the restrictions lapse and will be deductible by the Company and subject to applicable federal income tax withholding at that time.

     If the Company pays the dividends to the Plan participant prior to the lapse of the restrictions and the Plan participant makes a Section 83(b) Election, the dividends will be taxed as dividend income at the time of payment and will not be deductible by the Company. Conversely, if the Plan participant does not make a Section 83(b) Election, the dividends will be taxable to the Plan participant as compensation at the time of payment and the Company will be entitled to a deduction.

STOCK APPRECIATION RIGHTS

     A Plan participant will not recognize taxable income upon the grant of a stock appreciation right.

     Plan Participants Not Subject to Section 16(b). Upon the exercise of an SAR, a Plan participant who is not subject to Section 16(b) will recognize ordinary income in an amount equal to the cash and fair market value of the Common Stock received.

     Plan Participants Subject to Section 16(b) -- If Interim Purchases Cause Common Stock Issued under the Terms of the Plan to be Substantially Nonvested. If a Plan participant who is subject to Section 16(b) has made an interim purchase of shares of Common Stock (or a right to acquire Common Stock which is considered a "purchase" for purposes of Section 16(b)) within six months prior to the exercise of an SAR and the IRS concludes that such interim purchase causes the Common Stock received in settlement of an SAR to be substantially nonvested, the Plan participant will recognize ordinary income in an amount equal to the cash received and the fair market value of any Common Stock received determined as of (i) the exercise date if the Plan participant makes a Section 83(b) Election or (ii) the Applicable Date if the Plan participant does not make a Section 83(b) Election.

     Plan Participants Subject to Section 16(b) -- If There Are No Interim Purchases or Interim Purchases Do Not Cause Common Stock Issued under the Terms of the Plan to be Substantially Nonvested. If no interim purchases were made or the IRS determines that interim purchases do not cause the Common Stock paid in settlement of an SAR to be substantially nonvested, the tax consequences will be the same as if the Plan participant was not subject to Section 16(b). Therefore, upon the exercise of an SAR, the Plan participant will recognize ordinary income in an amount equal to the cash and fair market value of the Common Stock received.

     Company Deduction. The Company will be entitled to a deduction in the amount of, and at the time that, ordinary income is recognized by the Plan Participant in connection with the exercise of an SAR, provided that the Plan participant's compensation is reasonable and is otherwise within the statutory limitations.

     Basis. In the event that an SAR is paid in whole or in part in Common Stock, the amount recognized by the Plan participant as ordinary income with respect to those shares will be the Plan participant's basis in those Common Stock for purposes of determining any gain or loss on the subsequent sale of those shares.

OTHER CONSIDERATIONS

     Any Common Stock subject to restriction in order to comply with the "Pooling-of-Interest Accounting" rules set forth in Accounting Series Release Numbered 130 ((10/5/72) 37 F.R. 20937; 17 C.F.R. 211.130) and Accounting Series
Release Numbered 135 ((1/18/73) 38 F.R. 1734; 176 C.F.R. 211.135) are considered to be substantially nonvested. As discussed above, the time for determining the fair market value of such Common Stock would be the date on which such restrictions lapse.

     Pursuant to the Omnibus Budget Reconciliation Act of 1993, the Company's tax deduction for all compensation (including the value of restricted stock when it becomes taxable to the officer) paid to specified officers in any one year after 1993 is limited to $1,000,000. The Plan is intended to comply with certain provisions of the Code that will allow the Company's deduction arising from an officer's exercise of a stock option or stock appreciation right (or the sale of the underlying stock acquired through the exercise of an incentive stock option before the required holding periods are met) to be exempt from this limitation. However, stock options that may be granted with a "bargain" exercise price are not eligible for such exemption.

     Options Granted Under the Plan. The following table sets forth certain information with respect to options awarded to the specified persons and groups under the Plan through September 18, 1998:

NAME AND                           NUMBER
PRINCIPAL POSITION                OF SHARES      GRANT DATE      EXERCISE PRICE    EXPIRATION DATE
------------------                ---------    ---------------   ---------------   ---------------
J. Ernest Talley................          0          N/A               N/A               N/A
  Chairman of the Board and
  Chief Executive Officer
Mark E. Speese..................          0          N/A               N/A               N/A
  President
L. Dowell Arnette...............     30,000      May 9, 1995     $6.67 to $28.50     May 9, 2005
  Executive Vice President                           to                                  to
                                                July 1, 1998                        July 1, 2008
Mitchell E. Fadel...............     10,000    January 2, 1997       $14.38        January 2, 2007
  President and Chief Executive
  Officer -- ColorTyme, Inc.
Dana F. Goble...................     20,000      May 9, 1995     $6.67 to $14.38     May 9, 2005
  Senior Vice President                              to                                  to
                                               January 2, 1997                     January 2, 2007
All current executive officers
  as a group (12 persons).......    181,500      May 9, 1995     $6.67 to $28.50     May 9, 2005
                                                     to                                  to
                                                July 1, 1998                        July 1, 2008
Lawrence M. Berg................          0          N/A               N/A               N/A
  Director
Peter P. Copses.................          0          N/A               N/A               N/A
  Director
J.V. Lentell....................     18,000     April 1, 1995    $3.34 to $18.00    April 1, 2005
  Director                                           to                                  to
                                               January 2, 1998                     January 2, 2008
Joseph V. Mariner, Jr...........     18,000     April 1, 1995    $3.34 to $18.00    April 1, 2005
  Director                                           to                                  to
                                               January 2, 1998                     January 2, 2008
Rex W. Thompson.................     18,000     April 1, 1995    $3.34 to $18.00    April 1, 2005
  Director                                           to                                  to
                                               January 2, 1998                     January 2, 2008
All current directors who are
  not executive officers as a
  group (5 persons).............     54,000     April 1, 1995    $3.34 to $18.00    April 1, 2005
                                                     to                                  to
                                               January 2, 1998                     January 2, 2008
All Employees (including current           (1)
  officers who are not executive
  officers) as a group..........  3,253,000     April 1, 1995    $3.34 to $28.50    April 1, 2005
                                                     to                                  to
                                                July 1, 1998                        July 1, 2008

---------------

(1) Pursuant to the terms of the Plan, when an optionee leaves the employ of the Company, unvested options granted to that employee terminate and become available for issuance. Vested options not exercised within 90 days from the date the optionee leaves the employ of the Company terminate and become available for issuance. As a result of terminations, the number of shares reserved under the Plan on a historical basis, exceed the number of shares available for issuance. However, at no time did grants under the Plan exceed the number of shares available for issuance.


The closing sales price of the Common Stock as of September 18, 1998 was $25.875 per share, as reported on Nasdaq.


RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED, SUBJECT TO SHAREHOLDER APPROVAL, AN AMENDMENT TO THE PLAN, WHICH AMENDMENT WOULD INCREASE THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK RESERVED FOR GRANTS TO BE MADE PURSUANT TO THE PLAN FROM 3,000,000 SHARES TO 4,500,000 SHARES. THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENTS TO THE PLAN WILL OFFER THE COMPANY ADDED FLEXIBILITY IN ITS EFFORTS TO ATTRACT AND RETAIN KEY EMPLOYEES, OFFICERS AND DIRECTORS. ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE PLAN.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information regarding the beneficial ownership of the voting securities of the Company as of September 18, 1998 by
(i) each person who is known to the Company to be the beneficial owner of more than 5% or more of the outstanding voting securities of the Company, (ii) each director of the Company, (iii) each Named Executive Officer, and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the persons named below have the sole power to vote and dispose of the shares of voting securities beneficially owned by them, subject to community property laws, where applicable.



                                                                               SHARES OF SERIES A
                                                  SHARES OF COMMON STOCK         PREFERRED STOCK
                                                    BENEFICIALLY OWNED         BENEFICIALLY OWNED
                                                 ------------------------    -----------------------
              NAME AND ADDRESS OF                               PERCENT                    PERCENT
               BENEFICIAL OWNER                   NUMBER        OF CLASS      NUMBER       OF CLASS
              -------------------                ---------     ----------    ---------    ----------
J. Ernest Talley(1)............................  4,903,166(2)    20.38%             --        --
Mark E. Speese(1)..............................  2,288,432        9.51%             --        --
Montgomery Asset Management, LLC(3)............  1,553,600(4)     6.46%             --        --
L. Dowell Arnette..............................    416,164(5)     1.73%             --        --
Mitchell E. Fadel..............................     87,023(6)     *                 --        --
Dana F. Goble..................................     21,563(7)     *                 --        --
J.V. Lentell...................................     13,000(8)     *                 --        --
Rex W. Thompson................................     12,000(8)     *                 --        --
Joseph V. Mariner, Jr..........................      5,842        *                 --        --
Lawrence M. Berg(9)............................          0        *                 --        --
Peter P. Copses(9).............................          0        *                 --        --
Apollo(10).....................................  5,004,152       17.23%        139,791       100%
All officers and directors as a group (21
  total).......................................  7,827,073       32.40%             --        --


---------------

  *  Less than 1%.

 (1) The address of J. Ernest Talley and Mark E. Speese is 13800 Montfort Drive, Suite 300, Dallas, Texas 75240.

 (2) Does not include an aggregate of 326,184 shares owned by two of Mr. Talley's children, as to which Mr. Talley disclaims beneficial ownership.

 (3) The address of Montgomery Asset Management, LLC is 101 California Street, San Francisco, California 94111.


 (4) As of September 15, 1998.


 (5) Includes 11,250 shares issuable pursuant to options granted under the Plan, all of which are currently exercisable.

 (6) Includes 2,500 shares issuable pursuant to options granted under the Plan, all of which are currently exercisable.

 (7) Includes 12,500 shares issuable pursuant to options granted under the Plan, all of which are currently exercisable.

 (8) These shares are issuable pursuant to options granted under the Plan, all of which are currently exercisable.

 (9) Messrs. Berg and Copses are each principals and officers of certain affiliates of Apollo. Accordingly, each of Messrs. Berg and Copses may be deemed to beneficially own shares owned by Apollo. Messrs. Berg and Copses disclaim beneficial ownership with respect to any such shares owned by Apollo.


(10) The address of Apollo is 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067. The 5,004,152 shares of Common Stock represent the shares of Common Stock into which the Series A Preferred Stock is convertible (which is equal to the number of votes it will be entitled to cast at the Special Meeting). Apollo owns 134,414 shares of the Series A Preferred Stock and 115,586 shares of the Series B Preferred Stock, which represents in excess of 96% of each of the outstanding shares of the Series A Preferred Stock and Series B Preferred Stock. Apollo also has the right to vote RCAC's 5,377 shares of Series A Preferred Stock. Apollo disclaims any beneficial ownership in these 5,377 shares other than its right to vote these shares. The Series B Preferred Stock is not entitled to vote.

                              RENTERS CHOICE, INC.

                       SELECTED HISTORICAL FINANCIAL DATA

     The selected historical financial data for the Company as of and for each of the five years in the period ended December 31, 1997, have been derived from the Company's consolidated financial statements which have been audited and reported upon by Grant Thornton LLP. The selected historical financial data for the Company as of and for the six months ended June 30, 1997 and 1998 have been derived from the Company's unaudited consolidated financial statements which were prepared on the same basis as the Company's audited financial statements and include, in the opinion of the Company's management, all adjustments necessary to present fairly the information presented for such interim periods. This information should be read in conjunction with the Company's audited consolidated financial statements and notes thereto. Because of the significant growth of the Company from acquisitions, the historical results of operations, its period-to-period comparisons of such results and certain financial data may not be comparable, meaningful or indicative of future results.


                                                                                                    SIX MONTHS ENDED
                                                          YEARS ENDED DECEMBER 31,                      JUNE 30,
                                             ---------------------------------------------------   -------------------
                                             1993(1)    1994(1)     1995       1996       1997       1997       1998
                                             --------   -------   --------   --------   --------   --------   --------
                                                                      (DOLLARS IN THOUSANDS)
STATEMENTS OF EARNINGS DATA:
Total revenue..............................  $ 53,212   $74,385   $133,289   $237,965   $331,541   $155,389   $193,546
Direct store expenses
  Depreciation of rental merchandise.......    11,626    15,614     29,640     42,978     57,223     27,510     33,839
  Other store expenses.....................    29,576    40,701     74,966    124,934    173,823     82,751    103,588
                                             --------   -------   --------   --------   --------   --------   --------
                                               41,202    56,315    104,606    167,912    231,046    110,261    137,427
Franchise operating expense(2).............        --        --         --     24,010     35,841     14,726     16,386
General and administrative expenses........     2,151     2,809      5,766     10,111     13,304      6,773      7,194
Amortization of intangibles................     5,304     6,022      3,109      4,891      5,412      2,649      3,271
                                             --------   -------   --------   --------   --------   --------   --------
        Total operating expenses...........    48,657    65,146    113,481    206,924    285,603    134,409    164,278
                                             --------   -------   --------   --------   --------   --------   --------
        Operating profit...................     4,555     9,239     19,808     31,041     45,938     20,980     29,268
Interest expense...........................     1,817     2,160      2,202        606      2,194      1,021      1,555
Interest income............................        --        --       (890)      (667)      (304)      (432)      (238)
                                             --------   -------   --------   --------   --------   --------   --------
        Earnings before income taxes.......     2,738     7,079     18,496     31,102     44,048     20,391     27,951
Income tax expense.........................       937     1,600      7,784     13,076     18,170      8,622     11,566
                                             --------   -------   --------   --------   --------   --------   --------
        Net earnings.......................  $  1,801   $ 5,479   $ 10,712   $ 18,026   $ 25,878   $ 11,769   $ 16,385
                                             ========   =======   ========   ========   ========   ========   ========
  Basic earnings per share.................                       $    .52   $    .73   $   1.04   $    .47   $    .66
                                                                  ========   ========   ========   ========   ========
  Diluted earnings per share...............                       $    .52   $    .72   $   1.03   $    .47   $    .65
                                                                  ========   ========   ========   ========   ========
OTHER FINANCIAL DATA:
  Depreciation and amortization(3).........  $  6,164   $ 7,207   $  5,239   $  8,571   $ 11,013   $  5,158   $  6,547
  Capital expenditures(4)..................     1,489     1,715      3,473      8,187     10,446      4,755      5,758
BALANCE SHEET DATA (END OF PERIOD):
  Cash and cash equivalents................  $  1,359   $ 1,441   $ 35,321   $  5,920   $  4,744   $  6,446   $ 23,347
  Rental merchandise, net..................    20,672    28,096     64,240     95,110    112,759    110,260    148,432
  Total assets.............................    34,813    36,959    147,294    174,467    208,868    205,330    335,838
  Total debt...............................    27,592    23,383     40,850     18,993     27,172     39,086    128,235
  Total stockholders' equity...............     4,168     9,286     96,484    125,503    152,753    137,676    170,343
OPERATING DATA:
  Number of stores (end of period).........       112       114        325        423        504        491        683
  Average annual revenue per store(5)......  $    591   $   653   $    626   $    608   $    610   $    604   $    653
  Comparable store revenue growth(6).......      11.1%     10.8%      18.1%       3.8%       8.1%       8.9%       9.3%
  Revenues:
    Store revenue
Rentals and fees...........................  $ 51,162   $70,590   $126,264   $198,486   $275,344   $130,150   $163,443
Merchandise sales..........................     1,678     3,470      6,383     10,604     14,125      7,457     10,513
Other......................................       372       325        642        687        679        339        281
  Franchise revenue
Merchandise sales..........................        --        --         --     25,229     37,385     15,461     17,061
Royalty income and fees....................        --        --         --      2,959      4,008      1,982   $  2,248
                                             --------   -------   --------   --------   --------   --------   --------
        Total revenue......................  $553,212   $74,385   $133,289   $237,965   $331,541   $155,389   $193,546
                                             ========   =======   ========   ========   ========   ========   ========

                NOTES TO SELECTED FINANCIAL DATA OF THE COMPANY

     (1) In each of the periods presented ending prior to January 1, 1995, the Company operated as an S corporation under Subchapter S of the Internal Revenue Code and comparable provisions of certain state tax laws. Accordingly, prior to January 1, 1995, the Company was not subject to federal income taxation. Earnings per share are not provided for periods prior to January 1, 1995, because operating results for those periods are not comparable.

     (2) Prior to the Company's acquisition of ColorTyme in May, 1996, the Company conducted no franchise operations. Therefore, franchise operation financial information is presented for periods beginning with the year ended December 31, 1996.

     (3) This amount does not include depreciation of rental merchandise.

     (4) Excludes purchases of rental merchandise.

     (5) Revenues for the six months ended June 30, 1997 and 1998 have been annualized.

     (6) Comparable store revenue growth for each period presented includes revenues only of stores open throughout the full period and the comparable prior period.

                             STOCKHOLDER PROPOSALS

     Proposals that stockholders of the Company intend to present for inclusion in the Company's proxy statement and form of proxy with respect to the Company's 1999 Annual Meeting of Stockholders must be received by the Company at the address indicated on the first page of this Proxy Statement no later than December 1, 1998. In addition, the Company's Amended and Restated Bylaws generally require stockholders to give notice to the Company not less than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company in order to present proposals (whether or not such proposals are to be included in the Company's proxy materials) or to nominate directors.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Certain matters discussed in this Proxy Statement are forward looking statements within the meaning of the federal securities laws. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "estimate," "anticipate," or "believe" or the negative thereof or variations thereof or similar terminology. Although the Company believes that the expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that their expectations will be achieved. Factors that could cause actual results to differ materially from the Company's current expectations include, but are not limited to, declining general economic conditions, regulatory changes within the RTO industry, unexpected declines in revenues, inability to achieve expected synergies from the acquisition of Rent-A-Center, outcome of existing material litigation, unexpected increases in operating costs and general and administrative expenses and those factors set forth in the Company's Annual Report or Form 10-K, for the year ended December 31, 1997, the Quarterly Report on Form 10-Q for the Quarter ended March 31, 1998 and the Quarterly Report on Form 10-Q for the Quarter ended June 30, 1998.

                             AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy and information statements and other information with the Commission. Such reports, proxy and information statements and other information filed with the Commission by the Company can be inspected and copied at the office of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, or at its Regional Offices located at 7 World Trade Center, Suite 1300, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and copies of such materials can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Copies of documents electronically filed with the Commission also may be obtained at the Commission's Internet address at "http://www.sec.gov." The Company's common stock is listed on the Nasdaq, and copies of documents filed with the Commission can be inspected and copied at the offices of Nasdaq, 1735 K Street, Washington, DC 20006.


     THIS PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. COPIES OF THESE DOCUMENTS (OTHER THAN EXHIBITS TO SUCH DOCUMENTS, UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE INTO SUCH DOCUMENTS) ARE AVAILABLE WITHOUT CHARGE, UPON WRITTEN OR ORAL REQUEST FROM DAVID M. GLASGOW, SECRETARY, RENTERS CHOICE, INC., 13800 MONTFORT DRIVE, SUITE 300, DALLAS, TEXAS 75240; TELEPHONE NUMBER (972) 419-2692. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS PRIOR TO THE SPECIAL MEETING, ANY SUCH REQUEST SHOULD BE MADE BY OCTOBER 9, 1998.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents previously filed with the Commission by the Company are incorporated by reference into this Proxy Statement:

          (i) The Company's Annual Report on Form 10-K for the year ended December 31, 1997 (the "1997 Annual Report");

          (ii) The portions of the Company's Proxy Statement for the Annual Meeting of Stockholders held May 18, 1998 that have been incorporated by reference into the 1997 Annual Report;

          (iii) The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998; and

          (iv) The Company's Current Reports on Form 8-K dated on May 28, 1998 (and filed June 11, 1998, as amended by Form 8-K/A and filed on August 7,
     1998), and August 5, 1998 (and filed on August 20, 1998, as amended by Form 8-K/A and filed on August 25, 1998,).

     All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the Special Meeting shall be deemed to be incorporated by reference into this Proxy Statement and to be a part hereof from the date of filing of such documents.

     Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement, or in any other subsequently filed document which is also incorporated herein by reference, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement except as so modified or superseded.

                                   APPENDIX-A

                      SERIES A CERTIFICATE OF DESIGNATION

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                      AND RELATIVE RIGHTS AND LIMITATIONS
                                       OF
                            SERIES A PREFERRED STOCK
                                       OF
                              RENTERS CHOICE, INC.

                             ---------------------

                            PURSUANT TO SECTION 151
            OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

                             ---------------------

     Renters Choice, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does by its Assistant Secretary hereby certify that pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors, at a meeting held on August 4, 1998, duly adopted the following resolution establishing, the rights, preferences, privileges and restrictions of a series of preferred stock of the corporation which resolution remains in full force and effect as of the date hereof:

     "WHEREAS, the Board of Directors of Renters Choice, Inc. (the "Corporation") is authorized, within the limitations and restrictions stated in its Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of preferred stock and incorporated in a certificate of designation filed with the Secretary of State of the State of Delaware, the designation, powers (including voting powers and voting rights), preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as may be fixed from time to time by the Board of the Directors in the resolution or resolutions adopted pursuant to the authority granted under the Certificate of Incorporation; and

     WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of preferred stock and the number of shares constituting such series;

     NOW, THEREFORE, BE IT RESOLVED, that pursuant to Paragraph Fourth, Section 1 of the Certificate of Incorporation, there is hereby authorized such series of preferred stock on the terms and with the provisions herein set forth:

1. CERTAIN DEFINITIONS.

     Unless the context otherwise requires, the terms defined in this Section 1 shall have, for all purposes of this resolution, the meanings specified (with terms defined in the singular having comparable meanings when used in the plural).

     Affiliate. The term "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and, in the case of a Person who is an individual, shall include (i) members of such specified Person's immediate family (as defined in Instruction 2 of Item 404(a) of Regulation S-K under the Securities Act) and (ii) trusts, the trustee and all beneficiaries of which are such specified Person or members of such Person's immediate family as determined in accordance with the foregoing clause (i) For the purposes of this definition, control when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, the Initial Holders and their Affiliates shall not be deemed Affiliates of the Corporation.

     Change of Control. The term "Change of Control" shall mean the occurrence of any one of the following events: (I) the acquisition after the Initial Issue Date, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by (i) any person or entity (other than any Permitted Holder) or (ii) any group of persons or entities (excluding any Permitted Holders) who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act), in either case, of any securities of the Corporation such that, as a result of such acquisition, such person, entity or group beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, 40% or more of the then outstanding voting securities entitled to vote on a regular basis for a majority of the Board of Directors of the Corporation (but only to the extent that such beneficial ownership is not shared with any Permitted Holder who has the power to direct the vote thereof), provided, however, that no such Change of Control shall be deemed to have occurred if (A) the Permitted Holders beneficially own, in the aggregate, at such time, a greater percentage of such voting securities than such other person, entity or group or (B) at the time of such acquisition, the Permitted Holders (or any of them) possess the ability (by contract or otherwise) to elect, or cause the election of, a majority of the members of the Corporation's Board of Directors; (II) the acquisition by any person of all or substantially all of the assets of the Corporation; (III) the determination by the Corporation's Board of Directors to recommend the acceptance of any proposal set forth in a tender offer statement or proxy statement filed by any person with the Securities and Exchange Commission which indicates the intention on the part of that person to acquire, or acceptance of which would otherwise have the effect of that person acquiring, control of the Corporation; or (IV) upon, other than as a result of the death or disability of one or more of the directors within a three-month period, a majority of the members of the Board of Directors of the Corporation for any period of three consecutive months not being persons who (a) had been directors of the Corporation for at least the preceding 24 consecutive months or were elected by the holders of the Series A Preferred Stock, voting separately as a class, or (b) when they initially were elected to the Board of Directors of the Corporation, (x) were nominated (if they were elected by the stockholders) or elected (if they were elected by the directors) with the affirmative concurrence of 66 2/3% of the directors who were Continuing Directors at the time of the nomination or election by the Board of Directors of the Corporation and (y) were not elected as a result of an actual or threatened solicitation of proxies or consents by a person other than the Board or an agreement intended to avoid or settle such a proxy solicitation (the directors described in clauses (a) and (b) of this subsection (IV) being "Continuing Directors"); provided, however, that no Change of Control shall be deemed to have occurred by virtue of any merger of the Corporation with any wholly owned subsidiary of the Corporation or any merger of two wholly owned subsidiaries of the Corporation if, in any such merger, the proportionate ownership interests of the stockholders of the Corporation remain unchanged.

     Common Stock. The term "Common Stock" shall mean the common stock, par value $.01 per share, of the Corporation.

     Conversion Date. The term "Conversion Date" shall have the meaning set forth in Sections 8(c) below, as applicable.

     Conversion Price. The term "Conversion Price" shall have the meaning set forth in Section 8(d) below.

     Convertible Preferred Nominees. The term "Convertible Preferred Nominees" shall have the meaning set forth in Section 4(b)(i) below.

     Convertible Securities. The term "Convertible Securities" shall have the meaning set forth in Section 8(f)(iii).

     Corporation Notice. The term "Corporation Notice" shall have the meaning set forth in Section 5(b)(ii)(A) below.

     Current Market Price. The term "Current Market Price" shall mean the current market price of the Common Stock as computed in accordance with Section 8(f)(xi) below.

     Dividend Payment Date. The term "Dividend Payment Date" shall have the meaning set forth in Section 3(a) below.

     Dividend Rate. The term "Dividend Rate" shall have the meaning set forth in
Section 3(a) below.

     Exchange Act. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     Initial Holders. The term "Initial Holders" shall mean those holders of Series A Preferred Stock as of the Initial Issue Date.

     Initial Issue Date. The term "Initial Issue Date" shall mean the date that shares of Series A Preferred Stock are first issued by the Corporation..

     Initial Series A Preferred Shares. The term "Initial Series A Preferred Shares" shall have the meaning set forth in Section 4(b)(i)(B) below.

     IRR. The term "IRR" shall have the meaning set forth in Section 4(c)(ix) below.

     Junior Stock. The term "Junior Stock" shall mean any stock of the Corporation, other than the Common Stock, ranking junior to the Series A Preferred Stock as to dividends and upon liquidation. Junior Stock shall not include the Series B Preferred Stock.

     Liquidation. The term "Liquidation" shall mean any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary; provided, that neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation, nor the consolidation or merger of the Corporation with one or more other entities, shall, by itself, be deemed a Liquidation.

     Liquidation Preference Amount. The term "Liquidation Preference Amount" shall mean an amount equal to the sum of (i) $1,000 per share of Series A Preferred Stock, plus (ii) all accrued and unpaid dividends thereon calculated in accordance with Sections 3(a) and 3(b) hereof.

     Permitted Holder. The term "Permitted Holder" shall mean (i) Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., or any entity controlled by either of the foregoing or any of the partners of the foregoing,
(ii) an employee benefit plan of the Corporation or any subsidiary of the Corporation, or any participant therein, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries or (iv) any Permitted Transferee of any of the foregoing persons.

     Permitted Transferee. The term "Permitted Transferee" shall mean, with respect to any Person, (i) any officer, director or partner of, or Person controlling, such Person, (ii) any other Person that is (x) an Affiliate of the general partner(s), investment manager(s) or investment advisor(s) of such Person, (y) an Affiliate of such Person or a Permitted Transferee of an Affiliate or (z) an investment fund, investment account or investment entity whose investment manager, investment advisor or general partner thereof is such Person or a Permitted Transferee of such Person or (iii) if a Permitted Transferee of a Person set forth in the foregoing clauses (i) and (ii) is an individual, (x) any spouse or issue of such individual, or any trust solely for the benefit of such individual, spouse or issue, and (y) upon such individual's death, any Person to whom Shares are transferred in accordance with the laws of descent and/or testamentary distribution, in each case in a bona fide distribution or other transaction not intended to avoid the provisions of this Agreement.

     Person. The term "Person" shall mean an individual or a corporation, limited liability company, partnership, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     Quarterly Dividend Period. The term "Quarterly Dividend Period" shall have the meaning set forth in Section 3(a) below.

     Redemption Date. The term "Redemption Date" shall have the meaning set forth in Section 5(a)(ii) below.

     Redemption Event. A Redemption Event will be deemed to occur at the earliest of (i) the date upon which there is a Change of Control of the Corporation, (ii) the date upon which the Corporation's Common Stock is not listed for trading on a United States national securities exchange or the NASDAQ National Market System, or (iii) the eleventh anniversary of the Initial Issue Date.

     Redemption Percentage. The term "Redemption Percentage" shall have the meaning set forth in Section 5(a)(i) below.

     Redemption Price. The term "Redemption Price" shall have the meaning set forth in Section 5(a)(i) below.

     Repurchase Date. The term "Repurchase Date" shall have the meaning set forth in Section 5(b)(i) below.

     Repurchase Price. The term "Repurchase Price" shall have the meaning set forth in Section 5(b)(i) below.

     Securities Act. The term "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     Series A Preferred Stock. The term "Series A Preferred Stock" shall mean the Series A Preferred Stock authorized hereby.

     Series B Preferred Stock. The term "Series B Preferred Stock" shall mean the Series B Preferred Stock, par value $.01 per share, of the Corporation.

     Stockholders Agreement. The term "Stockholders Agreement" shall mean that certain stockholders agreement of the Corporation dated as of August 5, 1998, as in effect on the Initial Issue Date, a copy of which shall be maintained by the Secretary of the Corporation and which shall be available to any stockholder of the Corporation upon request.

     Trading Days. The term "Trading Days" shall have the meaning set forth in
Section 8(f)(xi) below.

2. DESIGNATION.

     The series of preferred stock authorized hereby shall be designated as the "Series A Convertible Preferred Stock." The number of shares constituting such series shall initially be Four Hundred Thousand (400,000). The par value of the Series A Preferred Stock shall be $.01 per share.

3. DIVIDENDS.

     (a) The holders of the shares of Series A Preferred Stock shall be entitled to receive cumulative quarterly dividends at a dividend rate equal to 3 3/4% per annum (the "Dividend Rate") computed on the basis of $1,000 per share, when and as declared by the Board of Directors of the Corporation, out of funds legally available for the payment of dividends; provided, however, for the five-year period commencing with the Initial Issue Date, payments of dividends may be made, at the election of the Corporation, either (i) in cash or (ii) by issuing a number of additional fully paid and nonassessable shares (and/or fractional shares) of Series A Preferred Stock for each such share (or fractional share) of Series A Preferred Stock then outstanding determined by dividing (x) the dividend then payable on each such share (or fractional share) of Series A Preferred Stock (expressed as a dollar amount) by (y) 1,000. Quarterly dividend periods (each a "Quarterly Dividend Period") shall commence on January 1, April 1, July 1 and October 1, in each year, except that the first Quarterly Dividend Period shall commence on the date of issuance of the Series A Preferred Stock, and shall end on and include the day immediately preceding the first day of the next Quarterly Dividend Period. Dividends on the shares of Series A Preferred Stock shall be payable on March 31, June 30, September 30, December 31 of each year (a "Dividend Payment Date"), commencing September 30, 1998. Each such dividend shall be paid to the holders of record of the Series A Preferred Stock as they shall appear on the stock register of the Corporation on such record date, not exceeding 45 days nor less than 10 days preceding such Dividend Payment Date, as shall be fixed by the Board of Directors of the Corporation or a duly authorized committee thereof.

     Notwithstanding the foregoing paragraph, (A) for the four Quarterly Dividend Periods commencing with the ninth Quarterly Divided Period following the Initial Issue Date, no dividend shall be paid or accrued for any Quarterly Dividend Period in which the Current Market Price as of the related Dividend Payment Date is equal to or greater than two (2) times the Conversion Price and (B) for each Quarterly Dividend Period commencing with the thirteenth Quarterly Dividend Period following the Initial Issue Date, no dividend shall be paid or accrued for any Quarterly Dividend Period in which the Current Market Price as of the related Dividend Payment Date is equal to or greater than the Conversion Price accumulated forward to the payment date at a compound annual growth rate of Twenty-Five Percent (25%) per annum compounded quarterly.

     If, on any Dividend Payment Date, the full dividends provided for in this
Section 3(a) are not declared or paid to the holders of the Series A Preferred Stock, whether in cash or in additional shares of Series A Preferred Stock, then such dividends shall cumulate, with additional dividends thereon, compounded quarterly, at the dividend rate applicable to the Series A Preferred Stock as provided in this Section 3(a), for each succeeding full Quarterly Dividend Period during which such dividends shall remain unpaid. In the event the Corporation elects to pay dividends in additional shares of Series A Preferred Stock, the Corporation shall on the Dividend Payment Date deliver to the holders certificates representing such shares.

     Notwithstanding anything to the contrary herein, in the event any conversion, redemption or liquidation occurs as of a date other than on a Dividend Payment Date, the holders of Series A Preferred Stock shall be paid a pro rata dividend equal to the dividend payable for that Quarterly Dividend Period multiplied by a fraction, the numerator of which is the number of days that have elapsed since the last Dividend Payment Date and the denominator of which is the number of days in the Quarterly Dividend Period in which the conversion, redemption or liquidation occurs.

     (b) The amount of any dividends accrued on any share of the Series A Preferred Stock on any Dividend Payment Date shall be deemed to be the amount of any unpaid dividends accumulated thereon to and including such Dividend Payment Date, whether or not earned or declared. The amount of dividends accrued on any share of the Series A Preferred Stock on any date other than a Dividend Payment Date shall be deemed to be the sum of (i) the amount of any unpaid dividends accumulated thereon to and including the last preceding Dividend Payment Date, whether or not earned or declared, and (ii) an amount determined by multiplying
(x) the Dividend Rate by (y) a fraction, the numerator of which shall be the number of days from the last preceding Dividend Payment Date to and including the date on which such calculation is made and the denominator of which shall be the full number of days in such Quarterly Dividend Period.

     (c) Immediately prior to authorizing or making any distribution in redemption or liquidation with respect to the Series A Preferred Stock (other than a purchase or acquisition of Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Series A Preferred Stock), the Board of Directors shall, to the extent of any funds legally available therefor, declare a dividend in cash on the Series A Preferred Stock payable on the distribution date in an amount equal to any accrued and unpaid dividends on the Series A Preferred Stock as of such date.

4. VOTING RIGHTS.

     (a) Except as otherwise required by law, the shares of Series A Preferred Stock shall be entitled to vote together with the shares of voting Common Stock as one class at all annual and special meetings of stockholders of the Corporation, and to act by written consent in the same manner as the Common Stock, upon the following basis: each holder of Series A Preferred Stock shall be entitled to such number of votes for the Series A Preferred Stock held by the holder on the record date fixed for such meeting, or on the effective date of such written consent, as shall be equal to the number of whole shares of Common Stock into which all of such holder's shares of Series A Preferred Stock are convertible immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

     (b) (i) The holders of Series A Preferred Stock, voting as a separate class shall have the right to elect such number of directors (the "Convertible Preferred Nominees") of the Corporation as set forth below, in addition to such holders' rights to vote for the election of directors, generally, in accordance with Section 4(a):

             (A) Subject to Section 4(b)(i) (B) below, the number of Convertible Preferred Nominees shall be two (2). One Convertible Preferred Nominee shall be classified as a Class I Director of the Corporation, and the other Convertible Preferred Nominee shall be classified as a Class II Director of the Corporation. Each of the Finance Committee, the Audit Committee and the Compensation Committee of the Board of Directors shall have one Convertible Preferred Nominee as a member; and, in the event the Corporation establishes an Executive Committee of the Board of Directors, at least one Convertible Preferred Nominee shall be a member of such Executive Committee.

             (B) At such time as the Initial Holders together with any and all of their Permitted Transferees cease to hold in aggregate 50% or more of the number of the Initial Series A Preferred Shares, the holders of Series A Preferred Stock shall be entitled to elect one Convertible Preferred Nominee under this Certificate; and, at such time as the Initial Holders cease to hold in aggregate 10% or more of the number of the Initial Series A Preferred Shares, the holders of Series A Preferred Stock shall no longer be entitled to elect any Convertible Preferred Nominees under this Certificate.

          (ii) The holders of the Series A Preferred Stock may exercise any right under Section 4(b)(i) to elect directors at a special meeting of the holders of the Series A Preferred Stock, at an annual meeting of the stockholders of the Corporation held for the purpose of electing directors, and in each written consent executed in lieu of any such meetings.

          (iii) A director elected in accordance with Section 4(b)(i) will serve until the next annual meeting of stockholders of the Corporation at which other directors of the Corporation of the same class shall be elected and until his or her successor is elected and qualified by the holders of the Series A Preferred Stock, except as otherwise provided in the Corporation's Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws.

          (iv) Notwithstanding anything to the contrary contained herein, the provisions of this Section 4(b) shall inure only to the benefit of the Initial Holders and their Permitted Transferees, and any shares of Series A Preferred Stock subsequently transferred by the Initial Holders to any Person other than one of their Permitted Transferees shall not be entitled to the benefits of this Section 4(b).

     (c) While any shares of Series A Preferred Stock are outstanding, the Corporation will not, directly or indirectly, including through a merger or consolidation with any other corporation or otherwise, without approval of holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting separately as a class, (i) increase the number of authorized shares of Series A Preferred Stock or authorize the issuance or issue of any shares of Series A Preferred Stock other than to existing holders of Series A Preferred Stock or holders of Series B Preferred Stock, (ii) issue any new class or series of equity security, (iii) amend, alter or repeal, in any manner whatsoever, the designations, preferences and relative rights and limitations and restrictions of the Series A Preferred Stock or the Series B Preferred Stock; (iv) amend, alter or repeal any of the provisions of the Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws of the Corporation in a manner that would negatively impact the holders of the Series A Preferred Stock, including (but not limited to) any amendment that is in conflict with the approval rights set forth in this Section 4; (v) directly or indirectly, redeem, purchase or otherwise acquire for value (including through an exchange), or set apart money or other property for any mandatory purchase or other analogous fund for the redemption, purchase or acquisition of any shares of Common Stock or Junior Stock, except for the repurchase by the Corporation of up to $25,000,000 in Common Stock from J. Ernest Talley, declare or pay any dividend or make any distribution (whether in cash, shares of capital stock of the Corporation, or other property) on shares of Common Stock or Junior Stock;
(vi) cause the number of directors of the Corporation to be greater than seven
(7); (vii) enter into any agreement or arrangement with or for the benefit of any Person who is an Affiliate of the Corporation with a value in excess of $5 million in a single transaction or a series of related transactions; (viii) effect a voluntary liquidation, dissolution or winding up of the Corporation;
(ix) sell or agree to sell all or substantially all of the assets of the Corporation, unless such transaction (1) occurs after the fourth anniversary of the Initial Issue Date, (2) is a sale for cash and (3) results in an internal rate of return ("IRR") of 30% compounded quarterly or greater to the holder of the Series A Preferred Stock with respect to each share of Series A Preferred Stock issued on the Initial Issue Date; or (x) enter into any merger or consolidation or other business combination involving the Corporation (except a merger of a wholly-owned subsidiary of the Corporation into the Corporation in which the Corporation's capitalization is unchanged as a result of such merger) unless such transaction
(1) occurs after the fourth anniversary of the Initial Issue Date, (2) is for cash and (3) results in an IRR of 30% compounded quarterly or greater to the holder of the Series A Preferred Stock with respect to each share of Series A Preferred Stock issued on the Initial Issue Date.

     (d) While any shares of Series A Preferred Stock are outstanding, the Corporation will not, directly or indirectly, without the majority affirmative vote of the Finance Committee, issue debt securities of the Corporation with a value in excess of $10 million (including any refinancing of existing indebtedness).

     (e) While any shares of Series A Preferred Stock are outstanding, the Corporation will not, directly or indirectly, without the unanimous affirmative vote of the Finance Committee, issue equity securities of the Corporation with a value in excess of $10 million (including any refinancing of existing indebtedness); provided, however, that the following equity issuances shall require only a majority affirmative vote of the Finance Committee: (A) a Common Stock offering within 24 months of the Initial Issue Date that is equal to or less than $75 million of gross proceeds to the Corporation and the selling price is equal to or greater than the Conversion Price, (B) a Common Stock offering in which the selling price (1) at any time prior to the third anniversary of the Initial Issue Date is equal to or greater than two times the Conversion Price and (2) thereafter, equal to or greater than the price that would imply a 25% or greater IRR compounded quarterly on the Conversion Price and (C) an issuance of equity in connection with an acquisition if the issuance is equal to or less than 10% of the outstanding Common Stock (calculated post-issuance of such shares of Common Stock).

5. REDEMPTION

     (a) Optional Redemption.

          (i) Optional Redemption by the Corporation. (A) The Series A Preferred Stock may not be redeemed, in whole or in part, at the election of the Corporation prior to the fourth anniversary of the Initial Issue Date. The Corporation by resolution of its Board of Directors may redeem the Series A Preferred Stock, in whole or in part, at any time after the fourth anniversary of the Initial Issue Date. The redemption price per share (the "Redemption Price") for such shares of Series A Preferred Stock so redeemed shall equal 105% of the Liquidation Preference Amount on the Redemption Date (as defined below).

             (B) Notwithstanding the forgoing Section 5(a)(i)(A), an Initial Holder shall be entitled to reserve from redemption by the Corporation pursuant to Section 5(a)(i)(A) one share of the Series A Preferred Stock until such time as the Initial Holders and their Permitted Transferees collectively shall own less than 33 1/3% of the Shares issued to the Initial Holders on the Initial Issuance Date as defined below. For the purposes of this Section 5(a)(i)(B), "Shares" shall mean shares of the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock, and the preceding percentage shall be calculated as if each of the Shares had been exchanged or converted into shares of Common Stock immediately prior to each such calculation regardless of the existence of any restrictions on such exchange or conversion.

             (C) In the event that at any time less than all of the Series A Preferred Stock outstanding is to be redeemed, the shares to be redeemed will be selected pro rata. Notwithstanding anything to the contrary, the Corporation may not redeem less than all of the Series A Preferred Stock outstanding unless all accrued and unpaid dividends have been paid on all then outstanding shares of Series A Preferred Stock.

          (ii) Notice of Redemption. Notice of any redemption pursuant to this
     Section 5(a) shall be mailed, postage prepaid, at least 30 days but not more than 60 days prior to the date of redemption specified in such notice (the "Redemption Date") to each holder of record of the Series A Preferred Stock to be redeemed at its address as the same shall appear on the stock register of the Corporation. Each such notice shall state: (A) the Redemption Date, (B) the place or places where certificates for such shares of Series A Preferred Stock are to be surrendered for payment,
     (C) the Redemption Price and (D) that unless the Corporation defaults in making the redemption payment, dividends on the shares of Series A Preferred Stock called for redemption shall cease to accrue on and after the Redemption Date. If less than all the shares of the Series A Preferred Stock owned by such holder are then to be redeemed, such notice shall also specify the number of shares thereof which are to be redeemed and the numbers of the certificates representing such shares.

          (iii) No Preclusion of Conversion. Nothing in this Section 5(a) shall be construed to preclude a holder of Series A Preferred Stock from converting any or all of its shares of Series A Preferred Stock in accordance with Section 8 at any time prior to the Redemption Date.

     (b) Mandatory Redemption.

          (i) Right to Require Redemption. If at any time there shall occur any Redemption Event of the Corporation, then each holder of Series A Preferred Stock shall have the right, at such holder's option, to require the Corporation to redeem, and upon the exercise of such right the Corporation shall redeem, all or any part of such holder's Series A Preferred Stock on the date (the "Repurchase Date") that is 45 days after the date of the Corporation Notice (as defined below). The redemption price per share (the "Repurchase Price") for such shares of Series A Preferred Stock so redeemed shall equal the Liquidation Preference Amount on the Repurchase Date.

          (ii) Notices; Method of Exercising Redemption Right, etc.

             (A) Unless the Corporation shall have theretofore called for redemption all the Series A Preferred Stock then outstanding pursuant to
        Section 5(a) hereof, within 15 days after the occurrence of a Redemption Event, the Corporation shall mail to all holders of record of the Series A Preferred Stock a notice (the "Corporation Notice") of the occurrence of the Redemption Event and of the redemption right set forth herein arising as a result thereof. Each Corporation Notice of a redemption right shall state: (I) the Repurchase Date; (II) the date by which the redemption right must be exercised; (III) the Repurchase Price; (IV) a description of the procedure which a holder must follow to exercise a redemption right including a form of the irrevocable written notice referred to in Section 5(b)(ii)(B) hereof; and (V) the place or places where such Series A Preferred Stock may be surrendered for redemption.

     No failure of the Corporation to give the foregoing notices or any defect therein shall limit any holder's right to exercise a redemption right or affect the validity of the proceedings for the redemption of Series A Preferred Stock.

             (B) To exercise a redemption right, a holder must deliver to the Corporation on or before the 15th day after the date of the Corporation Notice (i) irrevocable written notice of the holder's exercise of such rights, which notice shall set forth the name of the holder, the amount of the Series A Preferred Stock to be redeemed, a statement that an election to exercise the redemption right is being made thereby, and
        (ii) the Series A Preferred Stock with respect to which the redemption right is being exercised, duly endorsed for transfer to the Corporation. Such written notice shall be irrevocable. Subject to the provisions of paragraph (D) below, Series A Preferred Stock surrendered for redemption together with such irrevocable written notice shall cease to be convertible from the date of delivery of such notice. If the Repurchase Date falls after the record date and before the following Dividend Payment Date, any Series A Preferred Stock to be redeemed must be accompanied by payment of an amount equal to the dividends thereon which the registered holder thereof is to receive on such Dividend Payment Date, and, notwithstanding such redemption, such dividend payment will be made by the Corporation to the registered holder thereof on the applicable record date; provided that any quarterly payment of dividends becoming due on the Repurchase Date shall be payable to the holders of such Series A Preferred Stock registered as such on the relevant record date subject to the terms of Section 3(b) hereof.

             (C) In the event a redemption right shall be exercised in accordance with the terms hereof, the Corporation shall pay or cause to be paid the Repurchase Price in cash, to the holder on the Repurchase Date.

             (D) If any Series A Preferred Stock surrendered for redemption shall not be so redeemed on the Repurchase Date, such Series A Preferred Stock shall be convertible at any time from the Repurchase Date until redeemed and, until redeemed, continue to accrue dividends to the extent permitted by applicable law from the Repurchase Date at the same rate borne by such Series A Preferred Stock. The Corporation shall pay to the holder of such Series A Preferred Stock the additional amounts arising from this Section 5(b)(ii)(D) hereof at the time that it pays the Repurchase Price, and if applicable such Series A Preferred Stock shall remain convertible into Common Stock until the Repurchase Price plus any additional amounts owing on such Series A Preferred Stock shall have been paid or duly provided for.

             (E) Any Series A Preferred Stock which is to be redeemed only in part shall be surrendered at any office or agency of the Corporation designated for that purpose pursuant to Section 5(b)(ii)(A)(V) hereof and the Corporation shall execute and deliver to the holder of such Series A Preferred Stock without service charge, a new certificate or certificates representing the Series A Preferred Stock, of any authorized denomination as requested by such holder, in aggregate amount equal to and in exchange for the unredeemed portion of the Series A Preferred Stock so surrendered.

6. PRIORITY.

     (a) Priority as to Dividends. Holders of shares of the Series A Preferred Stock shall be entitled to receive the dividends provided for in Section 3 hereof in preference to and in priority over any dividends upon any Junior Stock or Common Stock.

     (b) Series B Preferred Stock. The Corporation's Series A Preferred Stock shall rank on parity with the Series B Preferred Stock with respect to dividends and redemption.

7. LIQUIDATION PREFERENCE.

     (a) In the event of any Liquidation, holders of the Series A Preferred Stock will be entitled to receive out of the assets of the Corporation whether such assets are capital or surplus and whether or not any dividends as such are declared, the Liquidation Preference Amount to the date fixed for distribution, and no more, before any distribution shall be made to the holders of Junior Stock or Common Stock with respect to the distribution of assets. If the assets of the Corporation are not sufficient to pay in full the Liquidation Preference Amount to the holders of outstanding shares of the Series A Preferred Stock, then the holders of all such shares shall share ratably in such distribution of assets in accordance with the amount which would be otherwise payable on such distribution to the holders of Series A Preferred Stock were such Liquidation Preference Amount paid in full. Except as provided, in this Section 7(a), in the event of any Liquidation of the Corporation, the holders of shares of Series A Preferred Stock shall not be entitled to any additional payments.

     (b) The consolidation or merger of the Corporation with or into such corporation or corporations shall not itself be deemed to be a Liquidation of the Corporation within the meaning of this Section 7.

     (c) Written notice of any Liquidation of the Corporation, stating a payment date and the place where the distributive amounts shall be payable, shall be given by mail, postage prepaid, not less than 30 days prior to the payment date stated therein, to the holders of record of the Series A Preferred Stock at their respective addresses as the same shall appear on the books of the Corporation.

     (d) The Series A Preferred Stock shall rank on parity with the Series B Preferred Stock with respect to liquidation.

8. CONVERSION.

     (a) Each share of Series A Preferred Stock shall be convertible at any time and from time to time, at the option of the holder thereof into validly issued, fully paid and nonassessable shares of Common Stock, in an amount determined in accordance with Section 8(d) below.

     (b) Immediately following the conversion of Series A Preferred Stock into Common Stock on the Conversion Date (i) such converted shares of Series A Preferred Stock shall be deemed no longer outstanding and (ii) the Persons entitled to receive the Common Stock upon the conversion of such converted Series A Preferred Stock shall be treated for all purposes as having become the owners of record of such Common Stock. Upon the issuance of shares of Common Stock upon conversion of Series A Preferred Stock pursuant to this Section 8, such shares of Common Stock shall be deemed to be duly authorized, validly issued, fully paid and nonassessable. Notwithstanding anything to the contrary in this Section 8, any holder of Series A Preferred Stock may convert shares of such Series A Preferred Stock into Common Stock in accordance with Section 8 on a conditional basis, such that such conversion will not take effect unless conditions set forth in Section 8(c) are satisfied, and the Corporation shall make such arrangements as may be necessary or appropriate to allow such conditional conversion and to enable the holder to satisfy such other conditions.

     (c) To convert Series A Preferred Stock into Common Stock at the option of the holder pursuant to Section 8(a), a holder must give written notice to the Corporation at its principal office that such holder elects to convert Series A Preferred Stock into Common Stock, and the number of shares to be converted. Such conversion, to the extent permitted by law, regulation, rule or other requirement of any governmental authority (collectively, "Laws") and the provisions hereof, including but not limited to Section 5(a)(iii), shall be deemed to have been effected as of the close of business on the date on which the holder delivers such notice to the Corporation (such date is referred to herein as the "Conversion Date" for purposes of any conversion of Series A Preferred Stock pursuant to Section 8(a)). Promptly thereafter the holder shall
(i) surrender the certificate or certificates evidencing the shares of Series A Preferred Stock to be converted, duly endorsed in a form reasonably satisfactory to the Corporation, at the office of the Corporation or of the transfer agent for the Series A Preferred Stock, (ii) state in writing the name or names in which the certificate or certificates for shares of Common Stock are to be issued, (iii) provide evidence reasonably satisfactory to the Corporation that such holder has satisfied any conditions, contained in any agreement or any legend on the certificates representing the Series A Preferred Stock, relating to the transfer thereof, if shares of Common Stock are to be issued in a name or names other than the holder's, and (iv) pay any transfer or similar tax if required as provided in Section 8(k) below. As soon as practical following receipt of the foregoing, the Corporation shall deliver to such former holder of Series A Preferred Stock, a certificate representing the shares of Common Stock issued upon the conversion, together with a new certificate representing the unconverted portion, if any, of the shares of Series A Preferred Stock formerly represented by the certificate or certificates surrendered for conversion.

     (d) For the purposes of the conversion of Series A Preferred Stock into Common Stock pursuant to Section 8(a), each share of Series A Preferred Stock shall be convertible into the number of shares of Common Stock equal to the Liquidation Preference Amount divided by the Conversion Price in effect on the Conversion Date. The number of full shares of Common Stock issuable to a single holder upon conversion of the Series A Preferred Stock shall be based on the aggregate Liquidation Preference Amount of all shares of Series A Preferred Stock owned by such holder. The Conversion Price initially shall equal $27.935. In order to prevent dilution of the conversion rights granted hereunder, the Conversion Price shall be subject to adjustment from time to time in accordance with Sections 8(f) and 8(i) below.

     (e) If the Corporation shall at any time subdivide, by stock split, reclassification or otherwise, the outstanding shares of Common Stock or shall issue a dividend on its outstanding Common Stock payable in capital stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Corporation shall at any time combine, by stock split, reclassification or otherwise, the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend, combination or other event, as the case may be.

     (f) The number of shares issuable upon conversion and the Conversion Price (and each component thereof) are subject to adjustment by the Corporation from time to time upon the occurrence of the events enumerated in this Section 8.

          (i) Changes in Capital Stock.

             (A) If the Corporation (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock, (ii) subdivides its outstanding shares of Common Stock into a greater number of shares,
        (iii) combines its outstanding shares of Common Stock into a smaller number of shares, (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock or (v) issues by reclassification of its Common Stock any shares of its capital stock, then the Conversion Price (and each component thereof) in effect immediately prior to such action shall be proportionately adjusted so that each holder of shares of Series A Preferred Stock may receive the aggregate number and kind of shares of capital stock of the Corporation which such holder would have owned immediately following such action if such holder had converted all of his shares of Series A Preferred Stock into Common Stock immediately prior to such action.

             (B) The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

             (C) If after an adjustment a holder of shares of Series A Preferred Stock upon conversion may receive shares of two or more classes of capital stock of the Corporation, the Corporation shall determine the allocation of the adjusted Conversion Price between the classes of capital stock. After such allocation, the conversion privilege and the Conversion Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 8(f)(i).

             (D) Any adjustments made pursuant to this Section 8(f)(i) shall be made successively.

          (ii) Common Stock Issue.

             (A) If the Corporation issues any additional shares of Common Stock for a consideration per share less than the Current Market Price (as hereinafter defined) on the date the Corporation fixes the offering price of such additional shares, the Conversion Price shall be adjusted as set forth below, such that a holder of shares of Series A Preferred Stock, upon conversion of his shares of Series A Preferred Stock into shares of Common Stock, shall have the right to receive that number of shares of Common Stock which, after giving effect to the following adjustment, such holder would receive if such holder elected to convert his shares of Series A Preferred Stock into Common Stock. The Conversion Price shall be adjusted to the number determined by multiplying the Conversion Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to the issuance or sale of such additional shares of Common Stock plus (ii) the number of such additional shares which the aggregate consideration received (or by express provision hereof deemed to have been received) by the Corporation for such additional shares so issued or sold would purchase at a consideration per share equal to the Current Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance or sale of such additional shares of Common Stock. For the purposes of this Section 8(f)(ii), the date as of which the Current Market Price shall be determined shall be the date of the actual issuance or sale of such shares.

             (B) The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

             (C) This Section 8(f)(ii) does not apply to: (i) any of the transactions described in Section 8(f)(iii) and 8(f)(iv); (ii) the conversion of the shares of Series A Preferred Stock; and

        (iii) any shares issued under the Corporation's Amended and Restated 1994 Long-Term Incentive Plan, and any other such plans adopted by the Board of Directors.

          (iii) Rights Issue.

             (A) If the Corporation issues or sells any warrants or options or other rights entitling the holders of Common Stock to subscribe for or purchase either any additional shares of Common Stock or evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for additional shares of Common Stock (such convertible or exchangeable evidence of indebtedness, shares of stock or other securities hereinafter being called "Convertible Securities"), and the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to such warrants, options or other rights or pursuant to the terms of such Convertible Securities (when added to the consideration per share of Common Stock, if any, received for such warrants, options or other rights), shall be less than the Current Market Price at the time of the issuance of the warrants, options or other rights, then the Conversion Price shall be adjusted as provided below, such that a holder of shares of the Series A Preferred Stock, upon conversion of his shares of Series A Preferred Stock into shares of Common Stock, shall have the right to receive that number of shares of Common Stock which, after giving effect to the following adjustment, such holder would receive if such holder elected to convert his shares of Series A Preferred Stock into Common Stock. The Conversion Price shall be adjusted to the number determined by multiplying the current Conversion Price by a fraction, (A) the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding on the record date plus (ii) the quotient of
        (x) the number of additional shares of Common Stock covered by such warrants, options or rights, multiplied by the sales price per share of additional shares covered by such warrants, options or other rights, divided by (y) the Current Market Price per share of Common Stock on the record date, and (B) the denominator of which shall be the sum of (i) the number of shares of Common Stock outstanding on the record date and
        (ii) the number of additional shares of Common Stock covered by such warrants, options or other rights. For purposes of this Section 8(f)(iii), the foregoing adjustment shall be made on the basis that (i) the maximum number of additional shares of Common Stock issuable pursuant to all such warrants, options or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and (ii) the aggregate consideration for such maximum number of additional shares shall be deemed to be the minimum consideration received and receivable by the Corporation for the issuance of such additional shares (plus the consideration, if any, received for such warrants, options or other rights) pursuant to such warrants, options or other rights or pursuant to the terms of such Convertible Securities.

             (B) The adjustment shall be made successively whenever any such warrants, options or other rights are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive the warrants, options or other rights.

             (C) This Section 8(f)(iii) does not apply to: (i) the conversion of the shares of Series A Preferred Stock; and (ii) any shares issued under the Corporation's Amended and Restated 1994 Long-Term Incentive Plan, and any other such plans adopted by the Board of Directors.

          (iv) Convertible Securities Issue.

             (A) If the Corporation issues Convertible Securities (other than securities issued in transactions described in Section 8(f)(iii)) and the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such Convertible Securities is less than the Current Market Price on the date of issuance of such securities, the Conversion Price shall be adjusted as provided below, such that a holder of shares of Series A Preferred Stock, upon conversion of his shares of Series A Preferred Stock into shares of Common Stock, shall have the right to receive that number of shares of Common Stock which, after giving effect to the following formula, such holder would receive if such holder elected to convert his shares of Series A Preferred Stock into Common Stock. The Conversion Price shall be adjusted to the number determined by multiplying the current Conversion Price by a fraction, (A) the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and (ii) the quotient of (x) the aggregate consideration received for the issuance of such securities, divided by (y) the Current Market Price per share on the date of issuance of such securities and (B) the denominator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and (ii) the maximum number of shares deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate. The adjustment shall be made on the basis that (i) the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and (ii) the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Corporation for the issuance of such additional shares pursuant to the terms of such Convertible Securities. No adjustment of the Conversion Price shall be made under this Section 8(f)(iv) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 8(f)(iii).

             (B) The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

             (C) This Section 8(f)(iv) does not apply to: (i) the conversion of the shares of Series A Preferred Stock and (ii) any shares issued under the Corporation's Amended and Restated 1994 Long-Term Incentive Plan, and any other such plans adopted by the Board of Directors.

          (v) Conversion Price Date. For purposes of Sections 8(f)(iii) and 8(f)(iv), the date as of which the Conversion Price shall be computed shall be the earliest of (i) the date on which the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any warrants or other rights referred to in Section 8(f)(iii) or to receive any Convertible Securities, (ii) the date on which the Corporation shall enter into a firm contract for the issuance of such warrants or other rights or Convertible Securities or (iii) the date of the actual issuance of such warrants or other rights or Convertible Securities.

          (vi) No Compound Adjustment. No adjustment of the Conversion Price shall be made under Section 8(f)(ii) upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrants or other rights therefor), pursuant to Sections 8(f)(iii).

          (vii) Readjustment. If any warrants or other rights (or any portions thereof) which shall have given rise to an adjustment pursuant to Section 8(f)(iii) or conversion rights pursuant to Convertible Securities which shall have given rise to an adjustment pursuant to Section 8(f)(iv) shall have expired or terminated without the exercise thereof and/or if by reason of the terms of such warrants or other rights or Convertible Securities there shall have been an increase or increases, with the passage of time otherwise, in the price payable upon the exercise or conversion thereof, then the Conversion Price hereunder shall be readjusted (but to no greater extent than originally adjusted), taking into account all transactions described in Sections 8(f)(i) through 8(f)(iv) hereof that have occurred in the interim, on the basis of (i) eliminating from the computation any additional shares of Common Stock corresponding to such warrants or other rights or conversion rights as shall have expired or terminated, (ii) treating the additional shares of Common Stock, if any, actually issued or issuable pursuant to the previous exercise of such warrants or other rights or of conversion rights pursuant to any Convertible Securities as having been issued for the consideration actually received and receivable therefor and (iii) treating any of such warrants or other rights or conversion rights pursuant to any Convertible Securities which remain outstanding as being subject to exercise or conversion on the basis of such exercise or Conversion Price as shall be in effect at the time; provided, however, that any consideration which was actually received by the Corporation in connection with the issuance or sale of such warrants or other rights shall form part of the readjustment computation even though such warrants or other rights shall have expired or terminated without the exercise thereof.

          (viii) Consideration Received. To the extent that any additional shares of Common Stock, any warrants, options or other rights to subscribe for or purchase any additional shares of Common Stock, or any Convertible Securities shall be issued for cash consideration, the consideration received by the Corporation therefor shall be deemed to be the amount of the cash received by the Corporation therefor, or, if such additional shares, warrants, options or other rights or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by the Corporation for and in the underwriting of, or otherwise in connection with, the issuance thereof. If and to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined by the Board of Directors of the Corporation. If additional shares of Common Stock shall be issued as part of a unit with warrants or other rights, then the amount of consideration for the warrant or other right shall be deemed to be the amount determined at the time of issuance by the Board of Directors of the Corporation. If the Board of Directors of the Corporation shall not make any such determination, the consideration for the warrant, option or other right shall be deemed to be zero.

          (ix) Other Conversions. If a state of facts shall occur which, without being specifically controlled by the provisions of this Section 8, would not fairly protect the conversion rights of the holders of shares of Series A Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Corporation shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so to protect such conversion rights.

          (x) De Minimis Adjustment. Anything herein to the contrary notwithstanding, no adjustment in the Conversion Price shall be required unless such adjustment, either by itself or with other adjustments not previously made, would require a change of at least one percent (1%) in the Conversion Price; provided, however, that any adjustment which by reason of this Section 8(f)(x) is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8 shall be made to the nearest one-tenth of a cent ($.001) (rounded to the nearest cent ($.01) with respect to any monetary amount to be actually paid) or to the nearest one hundredth (0.01) of a share, as the case may be.

          (xi) Current Market Price. For the purpose of any computation hereunder, the "Current Market Price" on any date will be the average of the last reported sale prices per share (the "Quoted Price") of the Common Stock on each of the fifteen consecutive Trading Days (as defined below) preceding the date of the computation. The Quoted Price of the Common Stock on each day will be (A) the last reported sales price of the Common Stock on the principal stock exchange on which the Common Stock is listed, or (B) if the Common Stock is not listed on a stock exchange, the last reported sales price of the Common Stock on the principal automated securities price quotation system on which sale prices of the Common Stock are reported, or
     (C) if the Common Stock is not listed on a stock exchange and sale prices of the Common Stock are not reported on an automated quotation system, the mean of the high bid and low asked price quotations for the Common Stock as reported by National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on a day will be the Quoted Price of the Common Stock on that day as determined by a member firm of the New York Stock Exchange, Inc. selected by the Board of Directors. If no two securities dealers have inserted such bid and ask quotations, or such Quoted Prices otherwise are not available, the Current Market Price means the fair market value of the Common Stock as of the date prior to the date on which the Current Market Price is determined, which such fair market value shall be determined by the Board of Directors of the Corporation. As used with regard to the Series A Preferred Stock, the term "Trading Day" means (x) if the Common Stock is listed on at least one stock exchange, a day on which there is trading on the principal stock exchange on which the Common Stock is listed, (y) if the Common Stock is not listed on a stock exchange, but sale prices of the Common Stock are reported on an automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, or (z) if the Common Stock is not listed on a stock exchange and sale prices of the Common Stock are not reported on an automated quotation system, a day on which quotations are reported by National Quotation Bureau Incorporated.

     (g) No fractional shares of Common Stock shall be issued upon the conversion of Series A Preferred Stock. If any fractional interest in a share of Common Stock would, except for the provisions of this subparagraph (g), be deliverable upon the conversion of any Series A Preferred Stock, the Corporation shall, in lieu of delivering the fractional share therefor, adjust such fractional interest by payment to the holder of such converted Series A Preferred Stock of an amount in cash equal (computed to the nearest cent) to the Current Market Price of such fractional interest as of the end of the Corporation's last fiscal year as determined in good faith in the sole discretion of the Board of Directors of the Corporation.

     (h) Whenever the Conversion Price is adjusted, as herein provided, the Corporation shall promptly mail a notice of the adjustment to holders of Series A Preferred Stock by first class mail. The Corporation shall forthwith maintain at its principal executive office and file with the transfer agent, if any, for Series A Preferred Stock, a statement, signed by the Chairman of the Board, or the President, or a Vice President of the Corporation and by its chief financial officer or an Assistant Treasurer, showing in reasonable detail the facts requiring such adjustment and the Conversion Price after such adjustment. Such transfer agent shall be under no duty or responsibility with respect to any such statement except to exhibit the same from time to time to any holder of Series A Preferred Stock desiring an inspection thereof.

     (i) If there shall occur any capital reorganization or any reclassification of the capital stock of the Corporation, consolidation or merger of the Corporation with or into another entity, or the conveyance of all or substantially all of the assets of the Corporation to another person or entity, each share of Series A Preferred Stock shall thereafter be convertible into the number of shares or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined in good faith in the sole discretion of the Board of Directors of the Corporation) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall be applicable, as nearly as reasonably may be, in relation to any shares or other property thereafter deliverable upon the conversion of the Series A Preferred Stock.

     (j) The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock or treasury shares thereof, solely for the purpose of issuance upon the conversion of Series A Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series A Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of Delaware, increase the authorized amount of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the Series A Preferred Stock at the time outstanding.

     (k) The Corporation shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon conversion of the Series A Preferred Stock into Common Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any security in a name other than that in which the Series A Preferred Stock so converted was registered, and no such issue or delivery shall be made unless and until the person requested such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation that such tax has been paid.

9. EXCLUSION OF OTHER RIGHTS.

     Except as otherwise required by law, shares of Series A Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution and in the Certificate of Designations filed pursuant hereto (as such Certificate may be amended from time to time) and in the Certificate of Incorporation. No shares of Series A Preferred Stock shall have any rights of preemption or subscription whatsoever as to any securities of the Corporation, except as expressly provided in any written agreement among the Corporation and any holder or holders of Series A Preferred Stock.

10. REISSUANCE OF PREFERRED STOCK.

     Shares of Series A Preferred Stock that have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged, shall (upon compliance with any applicable provisions of the General Corporation Law of the State of Delaware) be canceled and shall not be reissued.

11. HEADINGS OF SUBDIVISIONS.

     The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

12. SEVERABILITY OF PROVISIONS.

     If any right, preference or limitation of the Series A Preferred Stock set forth in this resolution and in the Certificate of Designations for the Series A Preferred Stock (as such Certificate may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other rights, preferences and limitations set forth in such Certificate of Designations (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

13. NOTICE.

     All notices and other communications required or permitted to be given to the Corporation hereunder shall be made by hand delivery or registered or certified mail, return receipt requested, to the Corporation at its principal executive offices (currently located on the date of the adoption of these resolutions at 13800 Montfort Drive, Suite 300, Dallas, Texas 75240, Attention:
Secretary. Minor imperfections in any such notice shall not affect the validity thereof.

     IN WITNESS WHEREOF, Renters Choice, Inc. has caused this certificate to be signed by L. Dowell Arnette, its Executive Vice President, this 5th day of August, 1998.

                                            RENTERS CHOICE, INC.
                                            a Delaware corporation

                                            By:    /s/ L. DOWELL ARNETTE
                                              ----------------------------------
                                              Name: L. Dowell Arnette
                                              Title: Executive Vice President

                                   APPENDIX-B

                      SERIES B CERTIFICATE OF DESIGNATION

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                      AND RELATIVE RIGHTS AND LIMITATIONS
                                       OF
                            SERIES B PREFERRED STOCK
                                       OF
                              RENTERS CHOICE, INC.
                             ---------------------

                            PURSUANT TO SECTION 151
            OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE
                             ---------------------

     Renters Choice, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does by its Assistant Secretary hereby certify that pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors, at a meeting on August 4, 1998, duly adopted the following resolution establishing, the rights, preferences, privileges and restrictions of a series of preferred stock of the corporation which resolution remains in full force and effect as of the date hereof:

     WHEREAS, the Board of Directors of Renters Choice, Inc. (the "Corporation") is authorized, within the limitations and restrictions stated in its Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of preferred stock and incorporated in a certificate of designation filed with the Secretary of State of the State of Delaware, the designation, powers (including voting powers and voting rights), preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as may be fixed from time to time by the Board of the Directors in the resolution or resolutions adopted pursuant to the authority granted under the Certificate of Incorporation; and

     WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of preferred stock and the number of shares constituting such series;

     NOW, THEREFORE, BE IT RESOLVED, that pursuant to Paragraph Fourth, Section 1 of the Certificate of Incorporation, there is hereby authorized such series of preferred stock on the terms and with the provisions herein set forth:

1. CERTAIN DEFINITIONS.

     Unless the context otherwise requires, the terms defined in this Section 1 shall have, for all purposes of this resolution, the meanings specified (with terms defined in the singular having comparable meanings when used in the plural).

     Affiliate. The term "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and, in the case of a Person who is an individual, shall include (i) members of such specified Person's immediate family (as defined in Instruction 2 of Item 404(a) of Regulation S-K under the Securities Act) and (ii) trusts, the trustee and all beneficiaries of which are such specified Person or members of such Person's immediate family as determined in accordance with the foregoing clause (i). For the purposes of this definition, control when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, the holders of the Series B Preferred Shares and their Affiliates shall not be deemed Affiliates of the Corporation.

     Change of Control. The term "Change of Control" shall mean the occurrence of any one of the following events (i) the acquisition after the Initial Issue Date, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by (i) any person or entity (other than any Permitted Holder) or (ii) any group of persons or entities (excluding any Permitted Holders) who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act), in either case, of any securities of the Corporation such that, as a result of such acquisition, such person, entity or group beneficially owns (within the meaning of Rule 13d-3 under the Exchange
Act), directly or indirectly, 40% or more of the then outstanding voting securities entitled to vote on a regular basis for a majority of the Board of Directors of the Corporation (but only to the extent that such beneficial ownership is not shared with any Permitted Holder who has the power to direct the vote thereof); provided, however, that no such Change of Control shall be deemed to have occurred if (A) the Permitted Holders beneficially own, in the aggregate, at such time, a greater percentage of such voting securities than such other person, entity or group or (B) at the time of such acquisition, the Permitted Holders (or any of them) possess the ability (by contract or otherwise) to elect, or cause the election of, a majority of the members of the Corporation's Board of Directors; (II) the acquisition by any person of all or substantially all of the assets of the Corporation; (III) the determination by the Corporation's Board of Directors to recommend the acceptance of any proposal set forth in a tender offer statement or proxy statement filed by any person with the Securities and Exchange Commission which indicates the intention on the part of that person to acquire, or acceptance of which would otherwise have the effect of that person acquiring, control of the Corporation; or (IV) upon, other than as a result of the death or disability of one or more of the directors within a three-month period, a majority of the members of the Board of Directors of the Corporation for any period of three consecutive months not being persons who (a) had been directors of the Corporation for at least the preceding 24 consecutive months or were elected by the holders of the Series B Preferred Stock, voting separately as a class, or (b) when they initially were elected to the Board of Directors of the Corporation, (x) were nominated (if they were elected by the stockholders) or elected (if they were elected by the directors) with the affirmative concurrence of 66 2/3% of the directors who were Continuing Directors at the time of the nomination or election by the Board of Directors of the Corporation and (y) were not elected as a result of an actual or threatened solicitation of proxies or consents by a person other than the Board or an agreement intended to avoid or settle such a proxy solicitation (the directors described in clauses (a) and (b) of this subsection (IV) being "Continuing Directors"); provided, however, that no Change of Control shall be deemed to have occurred by virtue of any merger of the Corporation with any wholly-owned subsidiary of the Corporation or any merger of two wholly-owned subsidiaries of the Corporation if, in any such merger, the proportionate ownership interests of the stockholders of the Corporation remain unchanged.

     Common Stock. The term "Common Stock" shall mean the voting common stock, par value $.01 per share, of the Corporation.

     Conversion Date. The term "Conversion Date" shall have the meaning set forth in Sections 3(c) and 9(c) below, as applicable.

     Conversion Price. The term "Conversion Price" shall mean the "Conversion Price" as set forth in the Series A Certificate of Designations as adjusted in accordance with Sections 9(d) and 9(e) hereof.

     Conversion Release Date. The term "Conversion Release Date" shall have the meaning set forth in Section 9(a) below.

     Corporation Notice. The term "Corporation Notice" shall have the meaning set forth in Section 6(a)(ii)(A) below.

     Current Market Price. The term "Current Market Price" on any date shall be the average of the last reported sale prices per share (the "Quoted Price") of the Common Stock on each of the fifteen consecutive Trading Days (as defined below) preceding the date of the computation. The Quoted Price of the Common Stock on each day will be (A) the last reported sales price of the Common Stock on the principal stock exchange on which the Common Stock is listed, or (B) if the Common Stock is not listed on a stock exchange, the last reported sales price of the Common Stock on the principal automated securities price quotation system on which sale prices of the Common Stock are reported, or (C) if the Common Stock is not listed on a stock exchange and sale prices of the Common Stock are not reported on an automated quotation system, the mean of the high bid and low asked price quotations for the Common Stock as reported by National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on a day will be the Quoted Price of the Common Stock on that day as determined by a member firm of the New York Stock Exchange, Inc. selected by the Board of Directors. If no two securities dealers have inserted such bid and ask quotations, or such Quoted Prices otherwise are not available, the Current Market Price means the fair market value of the Common Stock as of the date prior to the date on which the Current Market Price is determined, which such fair market value shall be determined by the Board of Directors of the Corporation. As used herein the term "Trading Day" means (x) if the Common Stock is listed on at least one stock exchange, a day on which there is trading on the principal stock exchange on which the Common Stock is listed,
(y) if the Common Stock is not listed on a stock exchange, but sale prices of the Common Stock are reported on an automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, or (z) if the Common Stock is not listed on a stock exchange and sale prices of the Common Stock are not reported on an automated quotation system, a day on which quotations are reported by National Quotation Bureau Incorporated.

     Dividend Payment Date. The term "Dividend Payment Date" shall have the meaning set forth in Section 4(a) below.

     Dividend Rate. The term "Dividend Rate" shall have the meaning set forth in
Section 4(a) below.

     Exchange Act. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     Initial Issue Date. The term "Initial Issue Date" shall mean the date that shares of Series B Preferred Stock are first issued by the Corporation.

     IRR. The term "IRR" shall have the meaning set forth in Section 5(a)(vi) below.

     Junior Stock. The term "Junior Stock" shall mean any stock of the Corporation, other than the Common Stock, ranking junior to the Series B Preferred Stock as to dividends and upon liquidation. Junior Stock shall not include the Series A Preferred Stock.

     Liquidation. The term "Liquidation" shall mean any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary; provided, that neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation, nor the consolidation or merger of the Corporation with one or more other entities, shall, by itself, be deemed a Liquidation.

     Liquidation Preference Amount. The term "Liquidation Preference Amount" shall mean at any date a number equal to the product of (i) $1,050 per share of Series B Preferred Stock, plus all accrued and unpaid dividends thereon calculated in accordance with Sections 4(a) and 4(b) hereof, multiplied by (ii) a fraction, the numerator of which shall be the number equal to the Current Market Price as of such date, and the denominator of which shall be the number equal to the Current Market Price as of the Initial Issue Date (adjusted for stock splits, reorganizations, recapitalizations or similar events); provided, however, that in no case shall the Liquidation Preference Amount be an amount less than $1,050 per share of Series B Preferred Stock, plus all accrued and unpaid dividends thereon calculated in accordance with Sections 4(a) and 4(b) hereof.

     Non-Voting Common Stock. The term "Non-Voting Common Stock" shall mean the non-voting common stock, par value $.01 per share, of the Corporation.

     Permitted Holder. The term "Permitted Holder" shall mean (i) Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., or any entity controlled by either of the foregoing or any of the partners of the foregoing,
(ii) an employee benefit plan of the Corporation or any subsidiary of the Corporation, or any participant therein, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries or (iv) any Permitted Transferee of any of the foregoing persons.

     Permitted Transferee. The term "Permitted Transferee" shall mean, with respect to any Person, (i) any officer, director or partner of, or Person controlling, such Person, (ii) any other Person that is (x) an Affiliate of the general partner(s), investment manager(s) or investment advisor(s) of such Person, (y) an Affiliate of such Person or a Permitted Transferee of an Affiliate or (z) an investment fund, investment account or investment entity whose investment manager, investment advisor or general partner thereof is such Person or a Permitted Transferee of such Person or (iii) if a Permitted Transferee of a Person set forth in the foregoing clauses (i) and (ii) is an individual, (x) any spouse or issue of such individual, or any trust solely for the benefit of such individual, spouse or issue, and (y) upon such individual's death, any Person to whom Shares are transferred in accordance with the laws of descent and/or testamentary distribution, in each case in a bona fide distribution or other transaction not intended to avoid the provisions of this Agreement.

     Person. The term "Person" shall mean an individual or a corporation, limited liability company, partnership, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     Quarterly Dividend Period. The term "Quarterly Dividend Period" shall have the meaning set forth in Section 4(a) below.

     Redemption Event. A Redemption Event will be deemed to occur at the earliest of (i) the date upon which there is a Change of Control of the Corporation, (ii) the date upon which the Corporation's Common Stock is not listed for trading on a United States national securities exchange or the NASDAQ National Market System, or (iii) the eleventh anniversary of the Initial Issue Date.

     Repurchase Date. The term "Repurchase Date" shall have the meaning set forth in Section 6(a)(i) below.

     Repurchase Price. The term "Repurchase Price" shall have the meaning set forth in Section 6(a)(i) below.

     Securities Act. The term "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     Series A Certificate of Designations. The term "Series A Certificate of Designations" shall mean the Certificate of Designations, Preferences, and Relative Rights and Limitations relating to the Series A Preferred Stock, in the form filed with the Delaware Secretary of State.

     Series A Preferred Stock. The term "Series A Preferred Stock" shall mean the Series A Preferred Stock, par value $.01 per share, of the Corporation.

     Series B Preferred Stock. The term "Series B Preferred Stock" shall mean the Series B Preferred Stock authorized hereby.

     Stockholders Agreement. The term "Stockholders Agreement" shall mean that certain stockholders agreement of the Corporation dated as of August 5, 1998, as in effect on the Initial Issue Date, a copy of which shall be maintained by the Secretary of the Corporation and which shall be available to any stockholder of the Corporation upon request.

2. DESIGNATION.

     The series of preferred stock authorized hereby shall be designated as the "Series B Preferred Stock." The number of shares constituting such series shall initially be Four Hundred Thousand (400,000). The par value of the Series B Preferred Stock shall be $.01 per share.

3. CONVERSION TO SERIES A PREFERRED STOCK.

     (a) (i) If the stockholders of the Corporation shall on or before the day that is 120 calendar days following the Initial Issue Date approve the proposal to allow the Series B Preferred Stock to be converted into shares of the Series A Preferred Stock (the "Series A-to-B Conversion"), then each outstanding share of Series B Preferred Stock shall, without any action on the part of the holder thereof or the Corporation, be automatically converted into one fully-paid and non-assessable share of Series A Preferred Stock.

          (ii) If the stockholders of the Corporation shall approve the Series A-to-B Conversion during the period commencing on the date that is 121 calendar days following the Initial Issue Date and continuing up to and including the date that is 150 calendar days following the Initial Issue Date, then each outstanding share of Series B Preferred Stock shall, without any action on the part of the holder thereof or the Corporation, be automatically converted into 1.15 fully-paid and non-assessable shares of Series A Preferred Stock.

          (iii) If the stockholders of the Corporation shall approve the Series A-to-B Conversion on or after the date that is 151 days following the Initial Issue Date, the conversion of the shares of Series B Preferred Stock into shares of Series A Preferred Stock shall be at the sole option and discretion of each holder of the Series B Preferred Stock, and each outstanding share of Series B Preferred Stock shall be convertible into 1.2 fully-paid and non-assessable shares of Series A Preferred Stock.

     (b) Promptly following the conversion of Series B Preferred Stock to Series A Preferred Stock pursuant to Sections 3(a)(i) and (ii) above, the holder of the Series B Preferred Stock shall (i) surrender the certificates or certificates evidencing the shares of Series B Preferred Stock, duly endorsed in a form reasonably satisfactory to the Corporation, at the office of the Corporation or of the transfer agent for the Series B Preferred Stock and (ii) state in writing the name or names in which the certificate or certificates for shares of Series A Preferred Stock are to be issued. As soon as practical following receipt of the foregoing, the Corporation shall deliver to such former holder of Series B Preferred Stock, a certificate or certificates in denominations acceptable to the holders representing the shares of Series A Preferred Stock. Such conversion shall be deemed to have been effected as of the close of business on the date on which the stockholders of the Corporation approved the Series A-to-B Conversion.

     (c) To convert Series B Preferred Stock into Series A Preferred Stock at the option of the holder pursuant to Section 3(a)(iii) above, a holder must give written notice to the Corporation at such office that such holder elects to convert Series B Preferred Stock into Series A Preferred Stock, and the number of shares to be converted. Such conversion shall be deemed to have been effected as of the close of business on the date on which the holder delivers such notice to the Corporation (such date is referred to herein as the "Conversion Date" for purposes of any conversion of Series B Preferred Stock pursuant to Section 3(a)(iii)). Promptly thereafter, the holder of the Series B Preferred Stock shall (i) surrender the certificate or certificates evidencing the shares of Series B Preferred Stock to be converted, duly endorsed in a form reasonably satisfactory to the Corporation, at the office of the Corporation or of the transfer agent for the Series B Preferred Stock and (ii) state in writing the name or names in which the certificate or certificates for shares of Series A Preferred Stock are to be issued. As soon as practical following receipt of the foregoing, the Corporation shall deliver to such former holder of Series B Preferred Stock, a certificate representing the shares of Series A Preferred Stock, together with a new certificate representing the unconverted portion, if any, of the shares of Series B Preferred Stock formerly represented by the certificate or certificates surrendered for conversion.

4. DIVIDENDS.

     (a) The holders of the shares of Series B Preferred Stock shall be entitled to receive cumulative quarterly dividends at a dividend rate equal to 3 3/4% per annum (the "Dividend Rate") computed on the basis of $1,000 per share, when and as declared by the Board of Directors of the Corporation, out of funds legally available for the payment of dividends; provided, however, on and after the earlier of the day that is 121 calendar days following the Initial Issue Date or the date of a stockholders meeting convened for the purpose of obtaining the approval described in Section 3(a) of this Certificate of Designations, the dividend rate shall be equal to 7% per annum computed on the basis of $1,000 per share. Notwithstanding the foregoing, for the five-year period commencing with the Initial Issue Date, payments of dividends shall be made, at the election of the Corporation, either (i) in cash or (ii) by issuing a number of additional fully paid and nonassessable shares (and/or fractional shares) of Series B Preferred Stock for each such share (or fractional share) of Series B Preferred Stock then outstanding equal to the dividend then payable on each such share (or fractional share) of Series B Preferred Stock (expressed as a dollar amount) divided by 1,000.

Quarterly dividend periods (each a "Quarterly Dividend Period") shall commence on January 1, April 1, July 1 and October 1, in each year, except that the first Quarterly Dividend Period shall commence on the date of issuance of the Series B Preferred Stock, and shall end on and include the day immediately preceding the first day of the next Quarterly Dividend Period. Dividends on the shares of Series B Preferred Stock shall be payable on March 31, June 30, September 30, December 31 of each year (a "Dividend Payment Date"), commencing September 30, 1998. Each such dividend shall be paid to the holders of record of the Series B Preferred Stock as they shall appear on the stock register of the Corporation on such record date, not exceeding 45 days nor less than 10 days preceding such Dividend Payment Date, as shall be fixed by the Board of Directors of the Corporation or a duly authorized committee thereof.

     If, on any Dividend Payment Date, the full dividends provided for in this
Section 4(a) are not declared and paid to the holders of the Series B Preferred Stock, whether in cash or in additional shares of Series B Preferred Stock, then such dividends shall cumulate with additional dividends thereon, compounded quarterly, at the dividend rate applicable to the Series B Preferred Stock as provided in this Section 4(a), for each succeeding full Quarterly Dividend Period during which such dividends shall remain unpaid. In the event the Corporation elects to pay dividends in additional shares of Series B Preferred Stock, the Corporation shall on the Dividend Payment Date deliver to the holders certificates representing such shares.

     Notwithstanding anything to the contrary in this Certificate of Designations, in the event any conversion (including into Series A Preferred Stock or Non-Voting Common Stock), redemption or liquidation occurs as of a date other than on a Dividend Payment Date, the holder of Series B Preferred Stock shall be paid a pro rata dividend equal to the dividend payable for that Quarterly Dividend Period multiplied by a fraction, the numerator of which is the number of days that have elapsed since the last Dividend Payment Date and the denominator of which is the number of days in the Quarterly Dividend Period in which the conversion, redemption or liquidation occurs.

     (b) The amount of any dividends accrued on any share of the Series B Preferred Stock on any Dividend Payment Date shall be deemed to be the amount of any unpaid dividends accumulated thereon to and including such Dividend Payment Date, whether or not earned or declared. The amount of dividends accrued on any share of the Series B Preferred Stock on any date other than a Dividend Payment Date shall be deemed to be the sum of (i) the amount of any unpaid dividends accumulated thereon to and including the last preceding Dividend Payment Date, whether or not earned or declared, and (ii) an amount determined by multiplying
(x) the Dividend Rate by (y) a fraction, the numerator of which shall be the number of days from the last preceding Dividend Payment Date to and including the date on which such calculation is made and the denominator of which shall be the full number of days in such Quarterly Dividend Period.

     (c) Immediately prior to authorizing or making any distribution in redemption or liquidation with respect to the Series B Preferred Stock (other than a purchase or acquisition of Series B Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Series B Preferred Stock), the Board of Directors shall, to the extent of any funds legally available therefor, declare a dividend in cash on the Series B Preferred Stock payable on the distribution date in an amount equal to any accrued and unpaid dividends on the Series B Preferred Stock as of such date.

5. CONSENT RIGHTS.

     (a) Commencing on the day that is 121 calendar days following the Initial Issue Date and for so long as any shares of Series B Preferred Stock are outstanding, the Corporation will not, directly or indirectly, including through a merger or consolidation with any other corporation or otherwise, without the consent of holders of at least a majority of the outstanding shares of Series B Preferred Stock, (i) increase the number of authorized shares of Series B Preferred Stock or authorize the issuance or issue of any shares of Series B Preferred Stock other than to existing holders of Series B Preferred Stock, (ii) amend, alter or repeal, in any manner whatsoever, the designations, preferences and relative rights and limitations and restrictions of the Series B Preferred Stock or the Series A Preferred Stock; (iii) amend, alter or repeal any of the provisions of the Certificate of Incorporation or By-Laws of the Corporation in a manner that would negatively impact the holders of the Series B Preferred Stock, including (but not limited to) any amendment that is in conflict with the consent rights set forth in this Section 5; (iv) directly or indirectly, redeem, purchase or otherwise acquire for value (including through an exchange), or set apart money or other property for any mandatory purchase or other analogous fund for the redemption, purchase or acquisition of any shares of Common Stock or Junior Stock, except for the repurchase by the Corporation of up to $25,000,000 in Common Stock from J. Ernest Talley, declare or pay any dividend or make any distribution (whether in cash, shares of capital stock of the Corporation, or other property) on shares of Common Stock or Junior Stock;
(v) effect a voluntary liquidation, dissolution or winding up of the Corporation; (vi) sell or agree to sell all or substantially all of the assets of the Corporation, unless such transaction (1) occurs after the fourth anniversary of the Initial Issue Date, (2) is a sale for cash and (3) results in an internal rate of return ("IRR") of 30% compounded quarterly or greater to the holder of the Series B Preferred Stock with respect to each share of Series B Preferred Stock issued on the Initial Issue Date, or (vii) enter into any merger or consolidation or other business combination involving the Corporation (except a merger of a wholly-owned subsidiary of the Corporation into the Corporation in which the Corporation's capitalization is unchanged as a result of such merger) unless such transaction (1) occurs after the fourth anniversary of the Initial Issue Date, (2) is for cash and (3) results in an IRR of 30% compounded quarterly or greater to the holder of the Series B Preferred Stock with respect to each share of Series B Preferred Stock issued on the Initial Issue Date.

     (b) While any shares of Series B Preferred Stock are outstanding, the Corporation will not, directly or indirectly, without the majority affirmative vote of the Finance Committee, issue debt securities of the Corporation with a value in excess of $10 million (including any refinancing of existing indebtedness).

     (c) While any shares of Series B Preferred Stock are outstanding, the Corporation will not, directly or indirectly, without the unanimous affirmative vote of the Finance Committee, issue equity securities of the Corporation with a value in excess of $10 million (including any refinancing of existing indebtedness); provided, however, that the following equity issuances shall require only a majority affirmative vote of the Finance Committee: (A) a Common Stock offering within 24 months of the Initial Issue Date that is equal to or less than $75 million of gross proceeds to the Corporation and the selling price is equal to or greater than the Conversion Price, (B) a Common Stock offering in which the selling price (1) at any time prior to the third anniversary of the Initial Issue Date is equal to or greater than two times the Conversion Price and (2) thereafter, equal to or greater than the price that would imply a 25% or greater IRR compounded quarterly on the Conversion Price and (C) an issuance of equity in connection with an acquisition if the issuance is equal to or less than 10% of the outstanding Common Stock (calculated post-issuance of such shares of Common Stock).

6. REDEMPTION

     (a) Mandatory Redemption.

          (i) Right to Require Redemption. If at any time there shall occur any Redemption Event of the Corporation, then each holder of Series B Preferred Stock shall have the right, at such holder's option, to require the Corporation to redeem, and upon the exercise of such right the Corporation shall redeem, all or any part of such holder's Series B Preferred Stock on the date (the "Repurchase Date") that is 45 days after the date of the Corporation Notice (as defined below). The redemption price per share (the "Repurchase Price") for such shares of Series B Preferred Stock so redeemed shall equal the Liquidation Preference Amount on the Repurchase Date.

          (ii) Notices; Method of Exercising Redemption Right, etc.

             (A) Within 15 days after the occurrence of a Redemption Event, the Corporation shall mail to all holders of record of the Series B Preferred Stock a notice (the "Corporation Notice") of the occurrence of the Redemption Event and of the redemption right set forth herein arising as a result thereof. Each Corporation Notice of a redemption right shall state: (i) the Repurchase Date; (II) the date by which the redemption right must be exercised; (III) the Repurchase Price; (IV) a description of the procedure which a holder must follow to exercise a redemption right including a form of the irrevocable written notice referred to in Section 6(a)(ii)(B) hereof; and (V) the place or places where such Series B Preferred Stock may be surrendered for redemption.

     No failure of the Corporation to give the foregoing notices or any defect therein shall limit any holder's right to exercise a redemption right or affect the validity of the proceedings for the redemption of Series B Preferred Stock.

             (B) To exercise a redemption right, a holder must deliver to the Corporation on or before the 15th day after the date of the Corporation Notice (i) irrevocable written notice of the holder's exercise of such rights, which notice shall set forth the name of the holder, the amount of the Series B Preferred Stock to be redeemed, a statement that an election to exercise the redemption right is being made thereby, and
        (ii) the Series B Preferred Stock with respect to which the redemption right is being exercised, duly endorsed for transfer to the Corporation. Such written notice shall be irrevocable. Subject to the provisions of
        Section 6(a)(ii)(D) below, Series B Preferred Stock surrendered for redemption together with such irrevocable written notice shall cease to be convertible from the date of delivery of such notice. If the Repurchase Date falls after the record date and before the following Dividend Payment Date, any Series B Preferred Stock to be redeemed must be accompanied by payment of an amount equal to the dividends thereon which the registered holder thereof is to receive on such Dividend Payment Date, and, notwithstanding such redemption, such dividend payment will be made by the Corporation to the registered holder thereof on the applicable record date; provided that any quarterly payment of dividends becoming due on the Repurchase Date shall be payable to the holders of such Series B Preferred Stock registered as such on the relevant record date subject to the terms of Section 4(b) hereof.

             (C) In the event a redemption right shall be exercised in accordance with the terms hereof, the Corporation shall pay or cause to be paid the Repurchase Price in cash, to the holder on the Repurchase Date.

             (D) If any Series B Preferred Stock surrendered for redemption shall not be so redeemed on the Repurchase Date, such Series B Preferred Stock shall be convertible at any time from the Repurchase Date until redeemed and, until redeemed, continue to accrue dividends to the extent permitted by applicable law from the Repurchase Date at the same rate borne by such Series B Preferred Stock. The Corporation shall pay to the holder of such Series B Preferred Stock the additional amounts arising from this Section 6(a)(ii)(D) at the time that it pays the Repurchase Price, and if applicable such Series B Preferred Stock shall remain convertible into NonVoting Common Stock until the Repurchase Price plus any additional amounts owing on such Series B Preferred Stock shall have been paid or duly provided for.

             (E) Any Series B Preferred Stock which is to be redeemed only in part shall be surrendered at any office or agency of the Corporation designated for that purpose pursuant to Section 6(a)(ii)(A)(V) hereof and the Corporation shall execute and deliver to the holder of such Series B Preferred Stock without service charge, a new certificate or certificates representing the Series B Preferred Stock, of any authorized denomination as requested by such holder, in aggregate amount equal to and in exchange for the unredeemed portion of the Series B Preferred Stock so surrendered.

7. PRIORITY.

     (a) Priority as to Dividends. Holders of the shares of the Series B Preferred Stock shall be entitled to receive the dividends provided for in
Section 4 hereof in preference to and in priority over any Junior Stock or Common Stock.

     (b) Series A Preferred Stock. The Series B Preferred Stock shall rank on parity with the Series A Preferred Stock with respect to dividends and redemption.

8. LIQUIDATION PREFERENCE.

     (a) In the event of any Liquidation, holders of the Series B Preferred Stock will be entitled to receive out of the assets of the Corporation whether such assets are capital or surplus and whether or not any dividends as such are declared, the Liquidation Preference Amount to the date fixed for distribution, and no more, (i) pari passu with any distribution to the holders of Series A Preferred Stock with respect to the distribution of assets and (ii) before any distribution shall be made to the holders of Junior Stock or Common Stock with respect to the distribution of assets. If the assets of the Corporation are not sufficient to pay in full the Liquidation Preference Amount payable to the holders of outstanding shares of the Series B Preferred Stock, then the holders of all such shares shall share ratably in such distribution of assets in accordance with the amount which would be otherwise payable on such distribution to the holders of Series B Preferred Stock were such Liquidation Preference Amount paid in full. Except as provided, in this Section 8(a), in the event of any Liquidation of the Corporation, the holders of shares of Series B Preferred Stock shall not be entitled to any additional payments.

     (b) The consolidation or merger of the Corporation with or into such corporation or corporations shall not itself be deemed to be a Liquidation of the Corporation within the meaning of this Section 8.

     (c) Written notice of any Liquidation of the Corporation, stating a payment date and the place where the distributive amounts shall be payable, shall be given by mail, postage prepaid, not less than 30 days prior to the payment date stated therein, to the holders of record of the Series B Preferred Stock at their respective addresses as the same shall appear on the books of the Corporation.

     (d) The Series B Preferred Stock shall rank on parity with the Series A Preferred Stock with respect to liquidations.

9. CONVERSION.

     (a) The Series B Preferred Stock shall not be convertible into any other class or series of stock of the Corporation until the earlier to occur of the day that is 121 calendar days following the Initial Issue Date or the date of the first stockholders meeting following the Initial Issue Date, the earlier date of which shall constitute the "Conversion Release Date." After the Conversion Release Date, each share of Series B Preferred Stock shall be convertible at any time and from time to time, at the option of the holder thereof into validly issued, fully paid and nonassessable shares of Non-Voting Common Stock, in an amount determined in accordance with Section 9(d) below; provided, however, if after the Conversion Release Date any holder of Series B Preferred Stock elects to convert but it is determined that the Corporation cannot issue Non-Voting Common Stock, such holder shall be entitled to receive Common Stock in lieu of Non-Voting Common Stock.

     (b) Immediately following the conversion of Series B Preferred Stock into NonVoting Common Stock on the Conversion Date (i) such converted shares of Series B Preferred Stock shall be deemed no longer outstanding and (ii) the Persons entitled to receive the Non-Voting Common Stock upon the conversion of such converted Series B Preferred Stock shall be treated for all purposes as having become the owners of record of such Non-Voting Common Stock. Upon the issuance of shares of Non-Voting Common Stock upon conversion of Series B Preferred Stock pursuant to this Section 9, such shares of Non-Voting Common Stock shall be deemed to be duly authorized, validly issued, fully paid and nonassessable. Notwithstanding anything to the contrary in this Section 9, any holder of Series B Preferred Stock may convert shares of such Series B Preferred Stock into Non-Voting Common Stock in accordance with Section 9 on a conditional basis, such that such conversion will not take effect unless the conditions set forth in Section 9(c) are satisfied, and the Corporation shall make such arrangements as may be necessary or appropriate to allow such conditional conversion and to enable the holder to satisfy such other conditions.

     (c) To convert Series B Preferred Stock into Non-Voting Common Stock at the option of the holder pursuant to Section 9(a), a holder must give written notice to the Corporation at such office that such holder elects to convert Series B Preferred Stock into Non-Voting Common Stock, and the number of shares to be converted. Such conversion, to the extent permitted by law, regulation, rule or other requirement of any governmental authority (collectively, "Laws") and the provisions hereof, shall be deemed to have been effected as of the close of business on the date on which the holder delivers such notice to the Corporation (such date is referred to herein as the "Conversion Date" for purposes of any conversion of Series B Preferred Stock pursuant to Section 9(a)). Promptly thereafter the holder shall (i) surrender the certificates or certificates evidencing the shares of Series B Preferred Stock to be converted, duly endorsed in a form reasonably satisfactory to the Corporation, at the office of the Corporation or of the transfer agent for the Series B Preferred Stock, (ii) state in writing the name or names in which the certificate or certificates for shares of Non-Voting Common Stock are to be issued, (iii) provide evidence reasonably satisfactory to the Corporation that such holder has satisfied any conditions, contained in any agreement or any legend on the certificates representing the Series B Preferred Stock, relating to the transfer thereof, if shares of Non-Voting Common Stock are to be issued in a name or names other than the holder's, and (iv) pay any transfer or similar tax if required as provided in Section 9(j) below. As soon as practical following receipt of the foregoing, the Corporation shall deliver to such former holder of Series B Preferred Stock, a certificate representing the shares of Non-Voting Common Stock issued upon the conversion, together with a new certificate representing the unconverted portion, if any, of the shares of Series B Preferred Stock formerly represented by the certificate or certificates surrendered for conversion.

     (d) For the purposes of the conversion of Series B Preferred Stock into Non-Voting Common Stock pursuant to Section 9(a), the number of shares of Non-Voting Common Stock issuable upon conversion for each share of Series B Preferred Stock shall be determined by dividing (i) the number of shares of Common Stock issuable as if the Series B Preferred Stock had been first converted into Series A Preferred Stock pursuant to Section 3(a)(iii) hereof (whether or not the stockholder approval referenced therein has actually occurred) and then converted into Common Stock by (ii) (A) 1.00, in the event the shares of Series B Preferred Stock are converted during the period commencing on the date that is 121 calendar days following the Initial Issue Date and continuing up to and including the date that is 150 calendar days following the Initial Issue Date, or (B) .75, in the event the shares of Series B Preferred Stock are converted on or after the date that is 151 calendar days following the Initial Issue Date.

     (e) In order to prevent dilution of the conversion rights granted hereunder, the number of shares of Non-Voting Common Stock issuable upon conversion and the Conversion Price shall each be adjusted from time to time in the same manner as the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock and the "Conversion Price" as set forth in the Series A Certificate of Designations are adjusted pursuant to the Series A Certificate of Designations.

     (f) No fractional shares of Non-Voting Common Stock shall be issued upon the conversion of Series B Preferred Stock. If any fractional interest in a share of Non-Voting Common Stock would, except for the provisions of this
Section 9(f), be deliverable upon the conversion of any Series B Preferred Stock, the Corporation shall, in lieu of delivering the fractional share therefor, adjust such fractional interest by payment to the holder of such converted Series B Preferred Stock of an amount in cash equal (computed to the nearest cent) to the Current Market Price of such fractional interest as of the end of the Corporation's last fiscal year as determined in good faith in the sole discretion of the Board of Directors of the Corporation.

     (g) Whenever the Conversion Price is adjusted, as herein provided, the Corporation shall promptly mail a notice of the adjustment to holders of Series B Preferred Stock by first class mail. The Corporation shall forthwith maintain at its principal executive office and file with the transfer agent, if any, for Series B Preferred Stock, a statement, signed by the Chairman of the Board, or the President, or a Vice President of the Corporation and by its chief financial officer or an Assistant Treasurer, showing in reasonable detail the facts requiring such adjustment and the Conversion Price after such adjustment. Such transfer agent shall be under no duty or responsibility with respect to any such statement except to exhibit the same from time to time to any holder of Series B Preferred Stock desiring an inspection thereof.

     (h) If there shall occur any capital reorganization or any reclassification of the capital stock of the Corporation, consolidation or merger of the Corporation with or into another entity, or the conveyance of all or substantially all of the assets of the Corporation to another person or entity, each share of Series B Preferred Stock shall thereafter be convertible into the number of shares or other securities or property to which a holder of the number of shares of Non-Voting Common Stock of the Corporation deliverable upon conversion of such Series B Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined in good faith in the sole discretion of the Board of Directors of the Corporation) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series B Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall be applicable, as nearly as reasonably may be, in relation to any shares or other property thereafter deliverable upon the conversion of the Series B Preferred Stock.

     (i) The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Series A Preferred Stock and Non-Voting Common Stock or treasury shares thereof, solely for the purpose of issuance upon the conversion of Series B Preferred Stock, the full number of shares of Series A Preferred Stock and Non-Voting Common Stock deliverable upon the conversion of all Series B Preferred Stock from time to time outstanding. In addition, the Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock or treasury shares thereof, solely for the purpose of issuance upon the conversion of Series A Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of those shares of Series A Preferred Stock deliverable upon the conversion of all Series B Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of Delaware, increase the authorized amount of its Series A Preferred Stock or Non-Voting Common Stock if at any time the authorized number of shares of Series A Preferred Stock or Non-Voting Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the Series B Preferred Stock at the time outstanding.

     (j) The Corporation shall pay any documentary, stamp or similar issue or transfer tax due on the issue of (i) shares of Series A Preferred Stock upon conversion of the Series B Preferred Stock into Series A Preferred Stock and
(ii) shares of Non-Voting Common Stock upon conversion of the Series B Preferred Stock into Non-Voting Common Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any security in a name other than that in which the security so converted was registered, and no such issue or delivery shall be made unless and until the person requested such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation that such tax has been paid.

10. EXCLUSION OF OTHER RIGHTS.

     Except as otherwise required by law, shares of Series B Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution and in the Certificate of Designations filed pursuant hereto (as such Certificate may be amended from time to time) and in the Certificate of Incorporation. No shares of Series B Preferred Stock shall have any rights of preemption or subscription whatsoever as to any securities of the Corporation, except as expressly provided in any written agreement among the Corporation and any holder or holders of Series B Preferred Stock.

11. REISSUANCE OF PREFERRED STOCK.

     Shares of Series B Preferred Stock that have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged, shall (upon compliance with any applicable provisions of the General Corporation Law of the State of Delaware) be canceled and shall not be reissued.

12. HEADINGS OF SUBDIVISIONS.

     The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

13. SEVERABILITY OF PROVISIONS.

     If any right, preference or limitation of the Series B Preferred Stock set forth in this resolution and in the Certificate of Designations for the Series B Preferred Stock (as such Certificate may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other rights, preferences and limitations set forth in such Certificate of Designations (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

14. NOTICE.

     All notices and other communications required or permitted to be given to the Corporation hereunder shall be made by hand delivery or registered or certified mail, return receipt requested, to the Corporation at its principal executive offices (currently located on the date of the adoption of these resolutions at 13800 Montfort Drive, Suite 300, Dallas, Texas 75240, Attention:
Secretary. Minor imperfections in any such notice shall not affect the validity thereof.

     IN WITNESS WHEREOF, Renters Choice, Inc. has caused this certificate to be signed by L. Dowell Arnette, its Executive Vice President, this 5th day of August, 1998.

                                            RENTERS CHOICE, INC.
                                            a Delaware corporation

                                            By:   /s/ L. DOWELL ARNETTE
                                            ------------------------------------
                                            Name: L. Dowell Arnette
                                            Title:   Executive Vice President

                              AMENDED AND RESTATED

                            1994 RENTERS CHOICE, INC.

                            LONG-TERM INCENTIVE PLAN


                  1. Objectives. The 1994 Renters Choice, Inc. Long-Term Incentive Plan (the "Plan") is designed to retain selected employees and non-employee directors of Renters Choice, Inc. (the "Company") and reward them for making significant contributions to the success of the Company and its Subsidiaries (as hereinafter defined). These objectives are to be accomplished by making awards under the Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

                  2. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

                  "Agreement" means a written agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Employee Award or a Director Option.

                  "Board" means the Board of Directors of the Company.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Committee" means such committee of the Board as is designated by the Board to administer the Plan. The Committee shall be constituted to permit the Plan to comply with Rule 16b-3.

                  "Common Stock" means the Common Stock, par value $0.01 per share, of the Company.

                  "Director" means an individual serving as a member of the Board who is not an employee of the Company or any Subsidiary of the Company.

                  "Director Option" means a nonqualified stock option granted to a Director under the terms of this Plan.

                  "Employee Award" means the grant of any form of Employee Stock Option, stock appreciation right, stock award or cash award, whether granted singly, in combination or in tandem, to an employee of the Company or any Subsidiary pursuant to any applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

                  "Employee Stock Option" means an incentive stock option or a nonqualified stock option granted to an employee of the Company or any of its Subsidiaries under this Plan by the Committee.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  "Fair Market Value" means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per share of Common Stock on the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported or (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, Inc., or, if not reported by the Nasdaq Stock Market, Inc., by the National Quotation Bureau, Inc.

                  "Participant" means an employee of the Company or any of its Subsidiaries to whom an Employee Award has been made under this Plan or a Director who has received a Director Option.

                  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

                  "Subsidiary" means any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.

                  3.       Eligibility.

                  (a) Employee Awards. All employees of the Company and its Subsidiaries are eligible for Employee Awards under this Plan. The Committee shall select the employees who shall become Participants in the Plan from time to time by the grant of Employee Awards under the Plan.

                  (b) Director Options. Recipients of Director Options shall include all persons who, as of the time Director Options are awarded, are serving as Directors of the Company.

                  4. Common Stock Available Under the Plan. There shall be available for Employee Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) and Director Options during the term of this Plan an aggregate of 4,500,000 shares of Common Stock, subject to adjustment as provided in Paragraph 14, 360,000 of which shall be set aside for issuance pursuant to Director Options and 225,000 of which shall be set aside for stock awards, as described in subparagraph 6(iii) hereof. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file required documents with governmental authorities and stock exchanges and transaction reporting systems to make shares of Common Stock available for issuance pursuant to Employee Awards and Director Options. Common Stock related to Employee Awards and Director Options that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Employee Award or Director Option are not issued to a Participant, or are exchanged for Employee Awards that do not involve Common Stock, shall immediately become available for Employee Awards and Director Options hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate under Rule 16b-3.

                  5. Administration. This Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award, accelerate the vesting or exercisability of an Employee Award, eliminate or make less restrictive any restrictions contained in an Employee Award, waive any restriction or other provision of an Employee Award or otherwise amend or modify an Employee Award in any manner that is either (a) not adverse to the Participant holding such Employee Award or (b) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Employee Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee or officer of the Company to whom it has delegated authority in accordance with the provisions of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute. The Committee may delegate to the Chief Executive Officer of the Company and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Employee Awards to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act.

                  6. Employee Awards. The Committee shall determine the type or types of Awards to be made to each Participant under this Plan. Each Employee Award made hereunder shall be embodied in an Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant and by the Chief Executive Officer, the Chief Operating Officer or any Vice President of the Company for and on behalf of the Company. Employee Awards may consist of those listed in this Paragraph 6 and may be granted singly, in combination or in tandem. Employee Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to grants or rights (a) under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity, or (b) made to any Company or Subsidiary employee by the Company or any Subsidiary. An Employee Award may provide for the granting or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award. Notwithstanding anything herein to the contrary, no Participant may be granted Employee Awards consisting of stock options or stock appreciation rights exercisable for more than 20% of the shares of Common Stock originally authorized for Employee Awards under this Plan, subject to adjustment as provided in Paragraph 14. In the event of an increase in the number of shares authorized under the Plan, the 20% limitation will apply to the number of shares authorized.

                 (i) Employee Stock Option. An Employee Award may consist of a right to purchase a specified number of shares of Common Stock at a price specified by the Committee in the Agreement or otherwise. A stock option may be in the form of an incentive stock option ("ISO") which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code. Notwithstanding the foregoing, no ISO can be granted under the Plan more than ten years following the Effective Date of the Plan.

                (ii) Stock Appreciation Right. An Employee Award may consist of a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the stock appreciation right ("SAR") is exercised over a specified strike price as set forth in the applicable Agreement.

               (iii) Stock Award. An Employee Award may consist of Common Stock or may be denominated in units of Common Stock. All or part of any stock Employee Award may be subject to conditions established by the Committee and set forth in the Agreement, which conditions may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance. Such Employee Awards may be based on Fair Market Value or other specified valuations. The certificates evidencing shares of Common Stock issued in connection with a stock Employee Award shall contain appropriate legends and restrictions describing the terms and conditions of the restrictions applicable thereto.

                (iv) Cash Award. An Employee Award may be denominated in cash with the amount of the eventual payment subject to future service and such other restrictions and conditions as may be established by the Committee and set forth in the Agreement, including, but not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance.

                  7. Director Stock Options. Director Options shall be granted to each eligible Director as of the date of consummation of the initial public offering of the Common Stock providing for the purchase of 9,000 shares of Common Stock. Commencing on January 1, 1996, automatic annual awards of Director Options shall be made to each eligible Director on the first business day of the Company's fiscal year, providing for the purchase of 3,000 shares of Common Stock; provided that such Director Options shall provide for the purchase of 9,000 shares of Common Stock if the recipient of such Director Option had not previously received a grant of a Director Option pursuant to this Plan. The purchase price of each share of Common Stock placed under a Director Option shall be equal to the Fair Market Value of such shares on the date the Director Option is granted; provided, that the purchase price of each share of Common Stock placed under a Director Option on the date of consummation of the initial public offering of the Common Stock shall be equal to the initial public offering price of the Common Stock. Director Options shall terminate and be of no force or effect with respect to any shares not previously purchased by the Director Optionee upon the expiration of ten years from the date of granting of each Director Option, notwithstanding any earlier termination of the Director Optionee's status as a Director of the Company. All Director Options shall be exercisable immediately on the date of grant. Notwithstanding the foregoing, no grant of Director Options shall be made unless the number of shares available under the Plan is sufficient to make all automatic grants of Director Options on the grant date. All Director Options shall be evidenced by a written Agreement conforming with the terms of this Plan.

                  8.       Payment of Employee Awards.

                  (a) General. Payment of Employee Awards may be made in the form of cash or Common Stock or combinations thereof and may include such restrictions as the Committee shall determine including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. As used herein, "Restricted Stock" means Common Stock that is restricted or subject to forfeiture provisions.

                  (b) Deferral. The Committee may, in its discretion, (i) permit selected Participants to elect to defer payments of some or all types of Employee Awards in accordance with procedures established by the Committee or
(ii) provide for the deferral of an Employee Award in an Agreement or otherwise. Any such deferral may be in the form of installment payments or a future lump sum payment. Any deferred payment, whether elected by the Participant or specified by the Agreement or by the Committee, may be forfeited if and to the extent that the Agreement so provides.

                  (c) Dividends and Interest. Dividends or dividend equivalent rights may be extended to and made part of any Employee Award denominated in Common Stock or units of

Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Common Stock or units of Common Stock.

                  (d) Substitution of Employee Awards. At the discretion of the Committee, a Participant may be offered an election to substitute an Employee Award for another Employee Award of the same or different type.

                  9. Stock Option Exercise. The price at which shares of Common Stock may be purchased under a stock option shall be paid in full at the time of exercise in cash or, if permitted by the Committee, by means of tendering Common Stock or surrendering all or part of that or any other Employee Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for tendering Common Stock or Employee Awards to exercise a stock option as it deems appropriate. If permitted by the Committee, payment may be made by successive exercises by the Participant. The Committee may provide for procedures to permit the exercise or purchase of Employee Awards by (a) loans from the Company or (b) use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Employee Award. Unless otherwise provided in the applicable Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of a stock option, a number of the shares issued upon the exercise of the stock option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

                  10. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

                  11. Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (a) no amendment or alteration that would impair the rights of any Participant under any Employee Award previously granted to such Participant shall be made without such Participant's consent, (b) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Employee Award then outstanding (unless the holder of such Employee Award consents) or to the extent stockholder approval is otherwise required by applicable legal requirements, and (c) the Plan shall not be amended more than once every six months to the extent such limitation is required by Rule l6b-3(c)(2)(ii) (or any successor provision) under the Exchange Act as then in effect.

                  12. Termination of Employment. Upon the termination of employment by a Participant, any unexercised, deferred or unpaid Employee Awards shall be treated as provided in the specific Agreement evidencing the Employee Award. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award, accelerate the vesting or exercisability of an Employee Award, eliminate or make less restrictive any restrictions contained in an Employee Award, waive any restriction or other provision of this Plan or an Employee Award or otherwise amend or modify the Employee Award in any manner that is either (a) not adverse to such Participant or (b) consented to by such Participant.

                  13. Assignability. Unless otherwise determined by the Committee and provided in the Agreement, no Employee Award, Director Option or any other benefit under this Plan constituting a derivative security within the meaning of Rule 16a-l(c) under the Exchange Act shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The Committee may prescribe and include in applicable Agreements other restrictions on transfer. Any attempted assignment of an Employee Award, Director Option or any other benefit under this Plan in violation of this Paragraph 13 shall be null and void.

                  14.      Adjustments.

                  (a) The existence of outstanding Employee Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

                  (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Committee may adjust proportionally (i) the number of shares of Common Stock reserved under this Plan and covered by outstanding Employee Awards and Director Options denominated in Common Stock or units of Common Stock; (ii) the exercise or other price in respect of such Employee Awards and Director Options; and (iii) the appropriate Fair Market Value and other price determinations for such Employee Awards and Director Options. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Committee shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume stock options, regardless of whether in a transaction to which Section 424(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options, or to make provision for the acceleration of the exercisability of, or lapse of restrictions with respect to, Employee Awards and the termination of unexercised options in connection with such transaction.

                  15. Restrictions. No Common Stock or other form of payment shall be issued with respect to any Employee Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Agreement, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention and that, if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule 16b-3. Certificates evidencing shares of Common Stock delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed and any applicable federal and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

                  16. Unfunded Plan. Insofar as it provides for Employee Awards of cash, and Employee Awards and Director Options covering Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a grant of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

                  17. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

                  18.      Effective Date of Plan.

                  (a) This Plan was approved by the Board of Directors of the Company as of December 5, 1994, and by the unanimous written consent dated as of December 21, 1994, of the holders of all of the shares of Common Stock outstanding and entitled to vote thereon.

                  (b) The Plan was amended effective May 20, 1996 for the purpose of increasing the number of shares reserved for issuance under the Plan from 1,500,000 to 2,000,000. The amendments to the Plan were approved by the Board of Directors of the Company as of March 18, 1996, and by the holders of a majority of the issued and outstanding shares of Common Stock of the Company as of May 20, 1996.

                  (c) The Plan was again amended effective May 21, 1998 for the purpose of increasing the number of shares reserved for issuance under the Plan from 2,000,000 to 3,000,000. The amendment to the Plan was approved by the Board of Directors of the Company on March 16, 1998, and by the holders of a majority of the issued and outstanding shares of Common Stock of the Company on May 18, 1998. For purposes of ease of administration and clarity of reference, the Plan was amended and restated to incorporate the 1996 and the 1998 amendments.

                  (d) The Plan was again amended on September 14, 1998 for the purpose of increasing the number of shares reserved for issuance under the Plan from 3,000,000 to 4,500,000. The amendment to the Plan was approved by the Board of Directors of the Company on September 14, 1998. For purposes of ease of administration and clarity of reference, the Plan was amended and restated to incorporate all amendments.


                                             RENTERS CHOICE, INC.

                              RENTERS CHOICE, INC.
                         13800 MONTFORT DRIVE, SUITE 300
P                              DALLAS, TEXAS 75240
R
O                     THIS PROXY IS SOLICITED ON BEHALF OF
X                     THE BOARD OF DIRECTORS OF THE COMPANY
Y


               The undersigned, hereby revoking all prior proxies, hereby appoints Danny Z. Wilbanks and David M. Glasgow jointly and severally, with full power to act alone, as my true and lawful attorneys-in-fact, agents and proxies, with full and several power of substitution to each, to vote all the shares of Common Stock of Renters Choice, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of Renters Choice, Inc. to be held on October 20, 1998 and at any adjournments and postponements thereof. The above-named proxies are hereby instructed to vote as shown on the reverse side of this card.


               THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED HEREIN, BUT WHERE NO DIRECTION IS GIVEN IT WILL BE VOTED "FOR" PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE ABOVE-NAMED PERSONS ACTING AS PROXIES ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

          -----------------------------------------------------------------
          COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS CHANGE ON REVERSE SIDE



                   (Continued and to be signed on other side)

                            o FOLD AND DETACH HERE o

1. APPROVE (i) the conversion of 120,209 shares of the Company's Series B Convertible Preferred Stock that have been issued to Apollo Management, IV L.P., together with certain of its affiliates and to RC Acquisition Corp. into 120,209 shares of the Company's Series A Convertible Preferred Stock that, upon conversion (along with the other shares of Series A Preferred Stock previously issued), will represent more than 20% of the voting power outstanding prior to the issuance of the Series A Preferred Stock, and (ii) the terms of the Series A Preferred Stock.

                   FOR          AGAINST          ABSTAIN


2. AMEND the Amended and Restated Renters Choice, Inc. 1994 Long-Term Incentive Plan to increase the number of shares of the Company's common stock par value $.01 per share, reserved for issuance from 3,000,000 to 4,500,000.


                   FOR          AGAINST          ABSTAIN






3. In their discretion, upon such other business as may properly come before the meeting.



The undersigned(s) acknowledges receipt of the proxy statement, dated September 18, 1998.


Please date this proxy and sign your name exactly as it appears hereon. If there is more than one owner, each should sign. When signing as an agent, attorney, administrator, guardian or trustee, please indicate your title as such. If executed by a corporation, this proxy should be signed in the corporate name by a duly authorized officer who should so indicate his or her title.

                     PLEASE DATE, SIGN AND RETURN THIS PROXY
                       PROMPTLY IN THE ENCLOSED ENVELOPE.


--------------------------------
Date


--------------------------------
Signature


--------------------------------
Signature if held jointly


                            o FOLD AND DETACH HERE o